Securities Act File No. 33-43446
                                        Investment Company Act File No. 811-6444

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                   FORM N-1A

                              --------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                           Pre-Effective Amendment No.                       |_|


                         Post-Effective Amendment No. 58                     |X|


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|


                                Amendment No. 58                             |X|


                        (Check appropriate box or boxes)

                              --------------------


                      Legg Mason Partners Investment Trust
               (Exact Name of Registrant as Specified in Charter)


                              --------------------

                     125 Broad Street
                    New York, New York                       10004
         (Address of Principal Executive Offices)          (Zip Code)

       Registrant's Telephone Number, including Area Code: (203) 890-7046

                            Robert I. Frenkel, Esq.
                        Smith Barney Fund Management LLC
                            300 First Stamford Place
                               Stamford, CT 06902
                    (Name and Address of Agent for Services)

                              --------------------

                                    Copy to:
                            Burton M. Leibert, Esq.
                          Willkie Farr & Gallagher LLP
                               787 Seventh Avenue
                         New York, New York 10019-6099

                              --------------------

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

      |_| immediately upon filing pursuant to paragraph (b)


      |X| on May 1, 2006 pursuant to paragraph (b)


      |_| 60 days after filing pursuant to paragraph (a)(1)

      |_| on (date) pursuant to paragraph (a)(1)

      |_| 75 days after filing pursuant to paragraph (a)(2)

      |_| on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

      |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               Legg Mason Partners
                               S&P 500 Index Fund
                               Class A Shares


                                   PROSPECTUS


                                  May 1, 2006

The Securities and Exchange Commission has not approved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


                                [LEGG MASON LOGO]

--------------------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

"Smith Barney" and "Salomon Brothers" are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund's investment manager, are not affiliated with Citigroup.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Smith Barney Fund Management LLC ("SBFM"). The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund shares.

                              Legg Mason Partners
                              S&P 500 Index Fund
                              Class A Shares

                                    Contents

Indexing ...................................................................   2

Investments, risks and performance .........................................   3

Management .................................................................   8

Class A shares .............................................................  11

Buying shares ..............................................................  12

Redeeming shares ...........................................................  13

Other things to know about share transactions ..............................  15

Dividends, distributions and taxes .........................................  18

Share price ................................................................  19

Financial highlights .......................................................  21

Appendix ...................................................................  22

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

The share class offered by this prospectus is a class of the Legg Mason Partners S&P 500 Index Fund (the "fund"). The Fund is a separate investment fund of the Legg Mason Partners Investment Trust, a Massachusetts business trust (the "trust").

Prior to April 7, 2006, the trust's name was Smith Barney Investment Trust and the fund was named Smith Barney S&P 500 Index Fund and Class A Shares were named Smith Barney Shares. The fund's investment objectives and strategy were not affected as a result of this change.

Indexing

      The fund has a basic investment strategy. It is designed to track the performance of a stock index.

      This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of choosing investments based on judgment, a portfolio manager looks to an index to determine which securities the fund should own. Instead of trying to outperform the market or segment it tracks, the fund tries to provide investment results that match, as closely as possible, the performance of the index. And if the securities contained in the index are losing value or are downgraded by investment analysts, the fund will continue to purchase and hold those securities, even if the fund loses money as a result.

      The fund may use replication or sampling techniques to track the performance of its index. Replication involves the fund holding each security in the Index in the same proportion as the security appears in the index. Sampling techniques involve investing in a smaller number of securities included in the Index that are selected to resemble the Index in terms of industry weightings, market capitalization, price/earnings ratio, dividend yield or other characteristics. The fund may also purchase and sell securities in anticipation of additions or deletions to the index.

      The fund attempts to achieve, in rising and falling markets, a correlation of at least 95% between the total return of its net assets, before fees and expenses, and the index. Of course, like other index funds, there is no guarantee that the fund will be able to achieve or maintain this level of correlation. And, like other mutual funds, the fund will have operating expenses that affect the fund's ability to track its index.

      The fund may use derivatives to track the performance of its index. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. The fund might use derivatives to simulate full investment in the Index while maintaining sufficient liquidity to satisfy redemptions and operating expenses, to facilitate trading in the securities of companies that comprise the index, to reduce transaction costs or to seek higher investment returns when a contract is priced more attractively than the securities comprising the index.

      Because the composition of the index tends to be comparatively stable, index funds historically have generally experienced lower portfolio turnover than actively managed funds.


2     Legg Mason Partners Funds

Investments, risks and performance


      The fund's goal is to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Standard & Poor's 500(R) Composite Stock Price Index (the "Index").


The Index

      The Index is one of the most widely used benchmarks of U.S. equity performance. The Index consists of 500 stocks chosen for market capitalization, liquidity and industry group representation. The Index is market-value-weighted, so the larger of the 500 companies generally have a bigger impact on the performance of the Index. The Index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the Index's performance. The Index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses.

Principal strategies

Key investments

      Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, included in the Index. The fund generally is fully invested in stocks included in the Index. The fund will hold a broadly diversified port folio of common stocks that is comparable to the Index in terms of economic sector weightings, market capitalization and liquidity. The fund also may enter into repurchase agreements, lend portfolio securities and use certain types of derivative instruments to help implement its goal.

Selection process

      The fund is managed as a "pure" index fund. This means that the fund's manager does not evaluate individual companies to identify attractive investment candidates. Instead, the manager attempts to mirror the investment performance of the Index as closely as possible by adjusting the fund's portfolio daily to reflect the companies included in the Index and their weightings. Like most index funds, the fund does not mirror the Index exactly because, unlike the Index, the fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the fund's expenses. The fund's returns may be below those of the Index because of the fund's operating expenses.

Who may want to invest

      The fund may be an appropriate investment if you:

o Are seeking to participate in the long-term growth potential of U.S. large capitalization stocks
o     Are seeking an investment which tracks the performance of the Index
o Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities
o     Are willing to accept the risks of the stock market


                                   Legg Mason Partners S&P 500 Index Fund      3

Principal risks

      As with any mutual fund, you may lose money if you invest in the fund. The fund's principal risks are:

Index investing risk

      The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares may affect the correlation between fund and Index performance.

Market risk

      The fund is exposed to the risks of investing in common stocks. The fund may not perform as well as other investments if, among other things: the Index declines or performs poorly relative to other related indexes or individual securities; an adverse event, such as an unfavorable earnings report, negatively affects the price of an issuer in the Index; or the securities issued by companies that comprise the Index fall out of favor with investors.

Derivatives and hedging techniques

      The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies, options on these futures, forward currency contracts, and interest rate or currency swaps for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
o     As a substitute for buying or selling securities
o     As a cash flow management technique

      A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings.

      The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.


4     Legg Mason Partners Funds

More on the fund's investments and risks

Money market instruments

      The fund may temporarily invest in money market instruments pending investment of proceeds of the sale of shares of the fund or settlement of purchases of securities by the fund or to maintain liquidity to meet anticipated redemptions. The fund's investments in money market instruments will likely cause the fund's returns to differ from those of the Index.

Securities lending

      If the fund lends its securities to earn income, it will receive cash or other securities as collateral for the loan, which must be returned to the borrower at the completion of the loan. The fund typically invests cash collateral received in short-term investments. The fund could lose money if the loaned securities are not returned by the borrower at the termination of the loan, or if the value of its short-term investment of the cash collateral declines over the period of the loan.

      The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goal.

Portfolio holdings


The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the SAI.



                                   Legg Mason Partners S&P 500 Index Fund      5

Performance Information


      The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares. Unlike the bar chart, the performance for Class A shares in the Average Annual Total Returns table reflects the impact of taxes paid on redemption of shares at the end of the period and on distributions and dividends of the Class A shares. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A shares


  [The following table was depicted as a bar chart in the printed material.]

  99        00          01          02          03         04        05
  --        --          --          --          --         --        --
20.03%    (9.39)%    (12.37)%     (22.47)%    27.95%     10.21%     4.19%

                        Calendar years ended December 31


Highest and lowest quarter returns (for periods shown in the bar chart)

Highest: 15.06% in 2nd quarter 2003; Lowest: (17.38)% in 3rd quarter 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (for periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                           Since       Inception
                                1 year       5 years     Inception       Date
================================================================================
Class A shares                                                          01/05/98
--------------------------------------------------------------------------------
Return before taxes              4.19%       (0.04)%       4.08%
--------------------------------------------------------------------------------
Return after taxes on
distributions(1)                 3.72%       (0.44)%       3.69%
--------------------------------------------------------------------------------
Return after taxes on
distributions and sale
of fund shares(1)                2.72%       (0.28)%       3.30%
--------------------------------------------------------------------------------
S&P 500 Index(2)                 4.91%        0.54%        4.70%
--------------------------------------------------------------------------------


(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
(2) The S&P 500 Index is a market value-weighted index comprised of 500 widely held common stocks, but reflects no deduction for fees, expenses or taxes. It is not possible to invest directly in the Index. Index comparison began on January 5, 1998.


6     Legg Mason Partners Funds

Fee table


This table sets forth the fees and expenses you may pay if you buy and hold Class A shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------
(fees paid directly from your investment)                                Class A
================================================================================
Maximum sales charge (load) imposed on purchases
(as a % of offering price)                                                None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a % of the lower of
net asset value at purchase or redemption)                                None
--------------------------------------------------------------------------------
Redemption fee                                                            None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Operating Expenses (% of average net assets)
--------------------------------------------------------------------------------
(expenses deducted from fund assets)                                     Class A
================================================================================
Advisory and administration fees                                          0.25%
--------------------------------------------------------------------------------
Service (12b-1) fees                                                      0.20%
--------------------------------------------------------------------------------
Other expenses*                                                           0.10%
--------------------------------------------------------------------------------
Total annual operating expenses(1)                                        0.55%
--------------------------------------------------------------------------------

(1) Management has agreed to cap Class A shares' net annual operating expenses at 0.59%. Management may not discontinue or modify this cap without the approval of the trust's trustees.
* "Other Expenses" have been restated to reflect the estimated effect of new transfer agent and custody contracts which became effective January 1, 2006.


--------------------------------------------------------------------------------
Expenses on a $10,000 investment
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes that:

o you invest $10,000 in the fund for the time periods indicated; o you reinvest all dividends; o you sell all of your shares at the end of those periods; o your investment has a 5% return each year - the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for the purpose of this example and is not a prediction of the fund's future performance; and
o the fund's operating expenses as shown in the table remain the same - the example reflects the cap on operating expenses.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                             1 year        3 years        5 years       10 years
--------------------------------------------------------------------------------
Class A                        $56           $176          $307           $689
--------------------------------------------------------------------------------



                                   Legg Mason Partners S&P 500 Index Fund      7

Management

Adviser


      The fund's adviser is TIMCO Asset Management Inc. ("TIMCO" or the "Adviser"), an affiliate of Legg Mason, Inc. ("Legg Mason"). TIMCO is located at 100 First Stamford Place, Stamford, CT 06902. TIMCO utilizes a portfolio management team approach. The manager oversees the selection of each fund's investments and general operations. A discussion regarding the basis for the board's approval of the fund's investment advisory agreement with TIMCO is available in the fund's annual report for the fiscal year ended December 31, 2005.

      On June 23, 2005, Citigroup Inc. ("Citigroup") entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management ("CAM"), which included the Adviser to Legg Mason, Inc. ("Legg Mason"). The transaction took place on December 1, 2005. As a result, the Adviser, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. A new investment advisory contract between the fund and the Adviser became effective on December 1, 2005.

      Legg Mason, whose principal executive offices are located at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason's asset management operation had aggregate assets under management of approximately $850 billion.

      A team of individuals employed by the Adviser manages the day-to-day operations of the fund. The members of the team are Michael D. Soares and Charles Ko.

      Michael D. Soares is a portfolio manager of the fund with day-to-day responsibility for managing the fund, including initiating buy/sell orders and coordinating with research personnel. Mr. Soares is a portfolio manager at Batterymarch Financial Management Inc. ("Batterymarch"). He has 4 years of investment experience.

      Charles Ko is a portfolio manager of the fund with day-to-day responsibility for managing the fund, including initiating buy/sell orders and coordinating with research personnel. Mr. Ko is a portfolio manager with Batterymarch. He has 7 years of investment experience.


Advisory fees

      For its services, TIMCO received a fee during the fund's last fiscal year equal on an annual basis to 0.15% of the fund's average daily net assets.

Administrator


      The fund's administrator is Smith Barney Fund Management LLC ("SBFM"), whose address is 399 Park Avenue, New York, New York 10022.


Administration fees

      For its services, SBFM received a fee during the fund's last fiscal year equal on an annual basis to 0.10% of the fund's average daily net assets.


8     Legg Mason Partners Funds

Distribution arrangements


      The fund offers two classes of shares, Class A and Class D. These classes have different expense levels. Only Class A are offered in this prospectus. The fund does not charge any sales loads or deferred sales loads or other fees in connection with the purchase of Class A shares.


Distribution plans


      Legg Mason Investor Services, LLC ("LMIS"), a wholly-owned broker-dealer subsidiary of Legg Mason and Citigroup Global Markets Inc. ("CGMI") serve as the fund's distributors.

      The fund has adopted a Rule 12b-1 service plan for its Class A shares. Under the plan, shareholders pay a service fee for the sale of Class A shares and for services provided to shareholders. The fee for Class A shares is an ongoing expense and, over time, may cost you more than other types of sales charges.

      The distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. SBFM or an affiliate may make similar payments under similar arrangements.


      The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of the adviser, administrator, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent


      PFPC Inc., located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, Boston Financial Data Services, Inc. serves as the fund's sub-transfer agent (the "subtransfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.


Recent developments


      On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the "Funds").

      The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the fund's then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less



                                   Legg Mason Partners S&P 500 Index Fund      9
money than before; and that CAM, the Citigroup business unit that, at the time, included the fund's manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrong-doing or liability for purposes of any other proceeding.

      The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also requires that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the affected Funds.

      The order required SBFM to recommend a new transfer agent contract to the Funds' boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the fund's board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

      Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

      On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.



10     Legg Mason Partners Funds

Class A Shares

      You may purchase Class A shares which are sold at net asset value with no initial or deferred sales charge. Class A shares are subject to an ongoing service fee.

      You may buy shares from:

o Certain broker-dealers, financial intermediaries, financial institutions or Smith Barney Financial Advisors (each called a "Service Agent")
o The fund, but only if you are investing through certain qualified plans or certain Service Agents



Investment minimums

      The fund does not, but your Service Agent may, impose a minimum initial or subsequent investment requirement.


                                   Legg Mason Partners S&P 500 Index Fund     11

Buying shares

            Through You should contact your Service Agent to open a Service Agent brokerage account and make arrangements to buy shares.

                              If you do not provide the following information,
                        your order will be rejected:

                        o     Class of shares being bought
                        o     Dollar amount or number of shares being bought

                              Your Service Agent may charge an annual account
                        maintenance fee.
--------------------------------------------------------------------------------


   Through the Fund

                        Certain investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                        o Write the fund at the following address:

                              Legg Mason Partners Investment Trust Legg Mason Partners S&P 500 Index Fund c/o Boston Financial Data Services, Inc.
                              P.O. Box 9083 Boston, Massachusetts 02205-9083

                        o Enclose a check made payable to the fund to pay for the shares. For initial purchases, complete and send an account application.
                        o For more information, please call Shareholder Services at 1-800-451-2010 or the sub-transfer agent at 1-800-331-1792.


--------------------------------------------------------------------------------

          Through a     You may authorize your Service Agent or the subtransfer
         systematic     agent to transfer funds automatically from (i) a regular
    investment          plan bank account (ii) cash held in a brokerage account
                        opened with a Service Agent or (iii) certain money market funds in order to buy shares on a regular basis.


                        o If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee.

                        For more information, contact your Service Agent or the transfer agent or consult the SAI.


12     Legg Mason Partners Funds

Redeeming shares


          Generally     Contact your Service Agent to redeem Class A shares of
                        the fund.


                              The price of any redemption of fund shares will be
                        the net asset value ("NAV") the next time it is calculated after your redemption request has been received in proper form by the fund.

                              If the shares are held by a fiduciary or
                        corporation, other documents may be required.


                              Your redemption proceeds will be sent within three
                        business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days.


                              If you have a brokerage account with a Service
                        Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

--------------------------------------------------------------------------------

            By mail For accounts held directly at the fund, send written requests to the fund at the following address:


                              Legg Mason Partners Investment Trust
                              Legg Mason Partners S&P 500 Index Fund
                              Boston Financial Data Services,
Inc.                          P.O. Box 9083 Boston, Massachusetts 02205-9083


                              Your written request must provide the following:

                        o     The fund name and your account number
                        o The class of shares and the dollar amount or number of shares to be redeemed
                        o Signatures of each owner exactly as the account is registered


                                   Legg Mason Partners S&P 500 Index Fund     13

       By telephone     If you do not have a brokerage account with a Service
                        Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions.
                        If eligible, you may request redemptions by telephone on any day the New York Stock Exchange ("NYSE") is open.
                        Call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) or the Sub-transfer agent at 1-800-331-1792. Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.


                              Your redemption proceeds can be sent by check to
                        your address of record or by wire or electronic transfer
                        (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

--------------------------------------------------------------------------------

     Automatic cash     You can arrange for the automatic redemption of a
   withdrawal plans     portion of your shares on a monthly or quarterly basis
                        without a redemption fee. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50.

                              The following conditions apply:

                        o     Your shares must not be represented by
                              certificates
                        o     All dividends and distributions must be reinvested

                              For more information, contact your Service Agent
                        or consult the SAI.


14     Legg Mason Partners Funds

Other things to know about share transactions

      When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

o     Name of the fund
o     Your account number
o     Class of shares being bought or redeemed
o     Dollar amount or number of shares being bought, exchanged or redeemed
o     Signature of each owner exactly as the account is registered

      The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine including recording calls, asking the caller to provide certain personal identification information for your account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed neither the fund, the transfer agent, nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees

      To be in good order, your redemption request must include a signature guarantee if you:

o     Are redeeming over $50,000
o     Are sending signed stock powers to the sub-transfer agent
o Instruct the sub-transfer agent to mail the check to an address different from the one on your account
o     Changed your account registration
o     Want the check paid to someone other than the account owner(s)
o Are transferring the redemption proceeds to an account with a different registration

      You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

      The fund has the right to:

o     Suspend the offering of shares
o Waive or change minimum and additional investment amounts o Reject any purchase or exchange order o Change, revoke or suspend the exchange privilege o Suspend telephone transactions o Suspend or postpone redemptions of shares on any day when trading on the
      NYSE is restricted, or as otherwise permitted by the SEC. o Pay redemption proceeds by giving you securities. You may have to pay transaction costs to dispose of the securities.

Small account balances/mandatory redemptions

      If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to


                                   Legg Mason Partners S&P 500 Index Fund     15
make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, whch may vary by class, or implement fees for small accounts.

      The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances. For more information contact your Service Agent or the transfer agent or consult the SAI.


Frequent purchases and sales of fund shares

      Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund's portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a fund's long term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

   Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the trust has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.


16     Legg Mason Partners Funds

      The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund's ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

      The fund's policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund's portfolio holdings, as such information may be used for market-timing and similar abusive practices.


      The fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund's performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.


Share certificates

      Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

      For more information, contact your Service Agent, the transfer agent or consult the SAI.


                                   Legg Mason Partners S&P 500 Index Fund     17

Dividends, distributions and taxes

Dividends and distributions

      The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

      In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

--------------------------------------------------------------------------------
Transaction                              Federal tax status
================================================================================
Redemption or exchange of shares         Usually capital gain or loss; long-term
                                         only if shares owned more than one year
--------------------------------------------------------------------------------
Long-term capital gain distributions     Long-term capital gain
--------------------------------------------------------------------------------
Dividends                                Ordinary income; potentially taxable at
                                         long-term capital gain rates
--------------------------------------------------------------------------------

      Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Corporations may be able to take a dividends-received deduction for a portion of the income they receive.

      Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

      After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and


18     Legg Mason Partners Funds
any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

      The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the Fund.

Share price

      The Board of Trustees has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the Adviser.

      The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund's currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the Adviser to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the Adviser believes that they are unreliable, the Adviser may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Adviser from time to time.

      Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no


                                   Legg Mason Partners S&P 500 Index Fund     19
assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

      International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

      In order to buy or redeem shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

      Service Agents must transmit all orders to buy or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.


20     Legg Mason Partners Funds

Financial highlights


      The financial highlights table is intended to help you understand the performance of Class A shares for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund's financial statements which were audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

-------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A(1)                                            2005         2004        2003         2002         2001
==============================================================================================================
Net Asset Value, Beginning of Year                 $ 12.28      $ 11.30     $  8.92      $ 11.63      $ 13.38
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                               0.16         0.16        0.12         0.10         0.10
  Net realized and unrealized gain (loss)             0.36         0.99        2.37        (2.71)       (1.75)
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   0.52         1.15        2.49        (2.61)       (1.65)
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              (0.17)       (0.17)      (0.11)       (0.10)       (0.10)
--------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.17)       (0.17)      (0.11)       (0.10)       (0.10)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $ 12.63      $ 12.28     $ 11.30      $  8.92      $ 11.63
--------------------------------------------------------------------------------------------------------------
Total Return(2)                                       4.19%       10.21%      27.95%      (22.47)%     (12.37)%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                    $453         $467        $466         $332         $380
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Gross expenses                                      0.59%        0.58%       0.61%        0.62%        0.60%
  Net expenses(3)(4)                                  0.59         0.57        0.59         0.59         0.59
  Net investment income                               1.27         1.42        1.19         1.03         0.81
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  8%           6%          1%           2%           7%
--------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the average shares method. (2) Performance figures may reflect contractual fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of contractual fee waivers and/or expense reimbursements, the total return would have been lower.
(3) The administrator has agreed to waive all or a portion of its fees and/or reimburse certain expenses.
(4) As a result of a contractual expense limitation, the ratio of expenses to average net assets will not exceed 0.59%.



                                   Legg Mason Partners S&P 500 Index Fund     21

Appendix

      The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to SBFM is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to SBFM or the fund. S&P has no obligation to take the needs of SBFM or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund's shares or the timing of the issuance or sale of the fund's shares or in the determination or calculation of the equation by which fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of fund shares.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


22     Legg Mason Partners Funds

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

Legg Mason Partners
S&P 500 Index Fund

A separate investment fund of Legg Mason Partners Investment Trust, a Massachusetts business trust.

You may visit the fund's website at www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information ("SAI") or an Annual or Semi-Annual report.

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of Additional Information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 1-800-451-2010, the sub-transfer agent at 1-800-331-1792, or by writing to the fund at Legg Mason Partners Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act
file no. 811-06444)
(FD 01999) (5/06)



[LEGG MASON LOGO]

                               Legg Mason Partners
                               S&P 500 Index Fund
                               Class D Shares


                                   PROSPECTUS


                                  May 1, 2006

The Securities and Exchange Commission has not approved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


                                [LEGG MASON LOGO]

--------------------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

"Smith Barney" and "Salomon Brothers" are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund's investment manager, are not affiliated with Citigroup.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Smith Barney Fund Management LLC ("SBFM"). The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund shares.

                              Legg Mason Partners
                              S&P 500 Index Fund
                              Class DA Shares


                                    Contents


Indexing ..................................................................    2

Investments, risks and performance ........................................    3

Management ................................................................    8

Class D shares ............................................................   10

Buying shares .............................................................   11

Redeeming shares ..........................................................   12

Other things to know about share transactions .............................   14

Dividends, distributions and taxes ........................................   17

Share price ...............................................................   18

Financial highlights ......................................................   20

Appendix ..................................................................   21

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

The share class offered by this prospectus is a class of the Legg Mason Partners S&P 500 Index Fund (the "fund"). The Fund is a separate investment fund of the Legg Mason Partners Investment Trust, a Massachusetts business trust (the "trust").

Prior to April 7, 2006, the trust's name was Smith Barney Investment Trust and the fund was named Smith Barney S&P 500 Index Fund and Class D Shares were named Citi Shares. The fund's investment objective and strategy were not affected as a result of this change.

Indexing

The fund has a basic investment strategy. It is designed to track the performance of a stock index.

      This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of choosing investments based on judgment, a portfolio manager looks to an index to determine which securities the fund should own. Instead of trying to outperform the market or segment it tracks, the fund tries to provide investment results that match, as closely as possible, the performance of the index. And if the securities contained in the index are losing value or are downgraded by investment analysts, the fund will continue to purchase and hold those securities, even if the fund loses money as a result.

      The fund may use replication or sampling techniques to track the performance of its index. Replication involves the fund holding each security in the index in the same proportion as the security appears in the index. Sampling techniques involve investing in a smaller number of securities included in the index that are selected to resemble the index in terms of industry weightings, market capitalization, price/earnings ratio, dividend yield or other characteristics. The fund may also purchase and sell securities in anticipation of additions or deletions to the index.

      The fund attempts to achieve, in rising and falling markets, a correlation of at least 95% between the total return of its net assets, before fees and expenses, and the index. Of course, like most index funds, there is no guarantee that the fund will be able to achieve or maintain this level of correlation. And, like other mutual funds, the fund will have operating expenses that affect the fund's ability to track its index.

      The fund may use derivatives to track the performance of its index. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. The fund might use derivatives to simulate full investment in the index while maintaining sufficient liquidity to satisfy redemptions and operating expenses, to facilitate trading in the securities of companies that comprise the index, to reduce transaction costs or to seek higher investment returns when a contract is priced more attractively than the securities comprising the index.

      Because the composition of the index tends to be comparatively stable, index funds historically have generally experienced lower portfolio turnover than actively managed funds.


2     Legg Mason Partners Funds

Investments, risks and performance


The fund's goal is to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Standard & Poor's 500(R) Composite Stock Price Index (the "Index").


The Index

The Index is one of the most widely used benchmarks of U.S. equity performance. The Index consists of 500 stocks chosen for market capitalization, liquidity and industry group representation. The Index is market-value-weighted, so the larger of the 500 companies generally have a bigger impact on the performance of the Index. The Index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the Index's performance. The Index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses.

Principal strategies

Key investments

Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, included in the Index. The fund generally is fully invested in stocks included in the Index. The fund will hold a broadly diversified portfolio of common stocks that is comparable to the Index in terms of economic sector weightings, market capitalization and liquidity. The fund also may enter into repurchase agreements, lend portfolio securities and use certain types of derivative instruments to help implement its goal.

Selection process

The fund is managed as a "pure" index fund. This means that the fund's manager does not evaluate individual companies to identify attractive investment candidates. Instead, the manager attempts to mirror the investment performance of the Index as closely as possible by adjusting the fund's portfolio daily to reflect the companies included in the Index and their weightings. Like most index funds, the fund does not mirror the Index exactly because, unlike the Index, the fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the fund's expenses. The fund's returns may be below those of the Index because of the fund's operating expenses.

Who may want to invest

The fund may be an appropriate investment if you:

o Are seeking to participate in the long-term growth potential of U.S. large capitalization stocks
o     Are seeking an investment which tracks the performance of the Index
o Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities
o     Are willing to accept the risks of the stock market


                                   Legg Mason Partners S&P 500 Index Fund      3

Principal risks

As with any mutual fund, you may lose money if you invest in the fund. The fund's principal risks are:

Index investing risk

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares may affect the correlation between fund and Index performance.

Market risk

The fund is exposed to the risks of investing in common stocks. The fund may not perform as well as other investments if, among other things: the Index declines or performs poorly relative to other related indexes or individual securities; an adverse event, such as an unfavorable earnings report, negatively affects the price of an issuer in the Index; or the securities issued by companies that comprise the Index fall out of favor with investors.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies, options on these futures, forward currency contracts, and interest rate or currency swaps for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
o     As a substitute for buying or selling securities
o     As a cash flow management technique

      A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings.

      The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.


4     Legg Mason Partners Funds

More on the fund's investments and risks

Money market instruments

The fund may temporarily invest in money market instruments pending investment of proceeds of the sale of shares of the fund or settlement of purchases of securities by the fund or to maintain liquidity to meet anticipated redemptions. The fund's investments in money market instruments will likely cause the fund's returns to differ from those of the Index.

Securities lending

If the fund lends its securities to earn income, it will receive cash or other securities as collateral for the loan, which must be returned to the borrower at the completion of the loan. The fund typically invests cash collateral received in short-term investments. The fund could lose money if the loaned securities are not returned by the borrower at the termination of the loan, or if the value of its short-term investment of the cash collateral declines over the period of the loan.

      The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Portfolio holdings


The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the SAI.



                                   Legg Mason Partners S&P 500 Index Fund      5

Performance information


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class D shares. Unlike the bar chart, the performance for Class D shares in the Average Annual Total Returns table reflects the impact of taxes paid on redemption of shares at the end of the period and on distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class D shares


  [The following table was depicted as a bar chart in the printed material.]

  99        00          01          02          03         04        05
  --        --          --          --          --         --        --
20.29%    (9.20)%    (12.19)%     (22.29)%    28.29%     10.39%     4.47%

                        Calendar years ended December 31

Highest and lowest quarter returns (for periods shown in the bar chart)


Highest: 15.26% in 2nd quarter 2003; Lowest: (17.24)% in 3rd quarter 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (for periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                           Since       Inception
                                1 year       5 years     Inception       Date
================================================================================
Class D shares                                                          08/04/98
--------------------------------------------------------------------------------
Return before taxes              4.47%        0.19%        3.31%
--------------------------------------------------------------------------------
Return after taxes on
distributions(1)                 3.93%       (0.28)%       2.82%
--------------------------------------------------------------------------------
Return after taxes on
distributions and sale
of fund shares(1)                2.91%       (0.13)%       2.55%
--------------------------------------------------------------------------------
S&P 500 Index(2)                 4.91%        0.54%        3.65%
--------------------------------------------------------------------------------


(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
(2) The S&P 500 Index is a market value-weighted index comprised of 500 widely held common stocks, but reflects no deduction for fees, expenses or taxes. It is not possible to invest directly in the Index. Index comparison began on August 4, 1998.


6     Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you buy and hold Classs D shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------
(fees paid directly from your investment)                                Class D
================================================================================
Maximum sales charge (load) imposed on purchases
(as a % of offering price)                                                None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a % of the lower of
net asset value at purchase or redemption)                                None
--------------------------------------------------------------------------------
Redemption fee                                                            None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Operating Expenses (% of average net assets)
--------------------------------------------------------------------------------
(expenses deducted from fund assets)                                     Class D
================================================================================
Advisory and administration fees                                          0.25%
--------------------------------------------------------------------------------
Service (12b-1) fees                                                      None
--------------------------------------------------------------------------------
Other expenses*                                                           0.22%
--------------------------------------------------------------------------------
Total annual operating expenses(1)                                        0.47%
--------------------------------------------------------------------------------
Expense reimbursement(1)                                                  0.14%
--------------------------------------------------------------------------------
Net annual operating expenses(1)                                          0.33%
--------------------------------------------------------------------------------
(1) Management has agreed to cap the Class D shares' net annual operating expenses at 0.39%. Management may not discontinue or modify this cap without the approval of the trust's trustees.
* "Other expenses" have been restated to reflect the estimated effect the new transfer agent and custody contracts which became effective January 1, 2006.


--------------------------------------------------------------------------------
Expenses on a $10,000 investment
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes that:

o you invest $10,000 in the fund for the time periods indicated; o you reinvest all dividends; o you sell all of your shares at the end of those periods; o your investment has a 5% return each year - the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for the purpose of this example and is not a prediction of the fund's future performance; and
o the fund's operating expenses as shown in the table remain the same - the example reflects the cap on operating expenses.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                             1 year        3 years        5 years       10 years
--------------------------------------------------------------------------------
Class D                        $48           $151          $263           $591
--------------------------------------------------------------------------------



                                   Legg Mason Partners S&P 500 Index Fund      7

Management

Adviser


The fund's adviser is TIMCO Asset Management Inc. ("TIMCO" or the "Adviser"), an affiliate of Legg Mason, Inc. ("Legg Mason"). TIMCO is located at 100 First Stamford Place, Stamford, CT 06902. TIMCO utilizes a portfolio management team approach. The Adviser oversees the selection of the fund's investments and general operations. A discussion regarding the basis for the board's approval of the fund's investment advisory agreement with TIMCO is available in the fund's annual report for the fiscal year ended December 31, 2005.

      On June 23, 2005, Citigroup Inc. ("Citigroup") entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management ("CAM"), which included the Adviser, to Legg Mason, Inc. ("Legg Mason"). The transaction took place on December 1, 2005. As a result, the Adviser, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. A new investment advisory contract between the fund and the Adviser became effective on December 1, 2005.

      Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason's asset management operation had aggregate assets under management of approximately $850 billion.

      A team of individuals employed by the Adviser manages the day-to-day operations of the fund. The members of the team are Michael D. Soares and Charles Ko.

      Michael D. Soares is a portfolio manager of the fund with day-to-day responsibility for managing the fund, including initiating buy/sell orders and coordinating with research personnel. Mr. Soares is also portfolio manager at Batterymarch Financial Management Inc. ("Batterymarch"). He has 4 years of investment experience.

      Charles Ko is a portfolio manager of the fund with day-to-day responsibility for managing the fund, including initiating buy/sell orders and coordinating with research personnel. Mr. Ko is also portfolio manager with Batterymarch. He has 7 years of investment experience.


Advisory fees


For its services during the fiscal year ended December 31, 2005, TIMCO received a fee equal on an annual basis to 0.15% of the fund's average daily net assets.

Administrator

The fund's administrator is Smith Barney Fund Management LLC ("SBFM"), whose address is 399 Park Avenue, New York, New York 10022.


Administration fees

For its services, SBFM, received a fee during the fund's last fiscal year equal on an annual basis to 0.10% of the fund's average daily net assets.


8     Legg Mason Partners Funds

Distribution arrangements


The fund offers two classes of shares, Class A and Class D. These classes have different expense levels. Only Class D are offered in this prospectus. The fund does not charge any sales loads or deferred sales loads or other fees in connection with the purchase of Class D.


Transfer agent and shareholder servicing agent


PFPC Inc., located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a subtransfer agency and services agreement with the transfer agent, Boston Financial Data Services, Inc. serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.


Recent developments


On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the "Funds").

      The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the fund's then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the fund's manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrong-doing or liability for purposes of any other proceeding.

      The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed



                                   Legg Mason Partners S&P 500 Index Fund      9
pursuant to a plan submitted for approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also requires that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the affected Funds.

      The order required SBFM to recommend a new transfer agent contract to the Funds' boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the fund's board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

      Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

      On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Class D shares

You may purchase Class D shares which are sold at net asset value with no initial or deferred sales charge.

      You may buy shares from:


o Certain broker-dealers, financial intermediaries, financial institutions or the distributor's financial consultants (each called a "Service Agent")
o The fund, but only if you are investing through certain qualified plans or certain Service Agents

Investment minimums

The fund does not, but your Service Agent may, impose a minimum initial or subsequent investment requirement.


10     Legg Mason Partners Funds

Buying shares

            Through You should contact your Service Agent to open a Service Agent brokerage account and make arrangements to buy shares.

                              If you do not provide the following information,
                        your order will be rejected:

                        o     Class of shares being bought
                        o     Dollar amount or number of shares being bought

                              Your Service Agent may charge an annual account
                        maintenance fee.
--------------------------------------------------------------------------------

   Through the Fund

                        Certain investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                        o Write the fund at the following address:


                              Legg Mason Partners Investment Trust Legg Mason Partners S&P 500 Index Fund c/o Boston Financial Data Services, Inc.
                              P.O. Box 9083 Boston, Massachusetts 02205-9083


                        o Enclose a check made payable to the fund to pay for the shares. For initial purchases, complete and send an account application.


                        o For more information, please call Shareholder Services at 1-800-451-2010 or the sub-transfer agent at 1-800-331-1792.

--------------------------------------------------------------------------------

          Through a     You may authorize your Service Agent or the subtransfer
         systematic     agent to transfer funds automatically from (i) a regular
    investment          plan bank account (ii) cash held in a brokerage account
                        opened with a Service Agent or (iii) certain money market funds in order to buy shares on a regular basis.


                        o If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee.

                        For more information, contact your Service Agent or the transfer agent or consult the SAI.


                                   Legg Mason Partners S&P 500 Index Fund     11

Redeeming shares


          Generally     Contact your Service Agent to redeem Class D shares of
                        the fund.


                              The price of any redemption of fund shares will be
                        the net asset value ("NAV") the next time it is calculated after your redemption request has been received in proper form by the fund.

                              If the shares are held by a fiduciary or
                        corporation, other documents may be required.


                              Your redemption proceeds will be sent within three
                        business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days.


                              If you have a brokerage account with a Service
                        Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

--------------------------------------------------------------------------------

            By mail For accounts held directly at the fund, send written requests to the fund at the following address:


                              Legg Mason Partners Investment Trust
                              Legg Mason Partners S&P 500 Index Fund
                              Boston Financial Data Services, Inc.
                              P.O. Box 9083 Boston,
                              Massachusetts 02205-9083


                              Your written request must provide the following:

                        o     The fund name and your account number
                        o The class of shares and the dollar amount or number of shares to be redeemed
                        o Signatures of each owner exactly as the account is registered


12     Legg Mason Partners Funds

       By telephone     If you do not have a brokerage account with a Service
                        Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions.
                        If eligible, you may request redemptions by telephone on any day the New York Stock Exchange ("NYSE") is open.
                        Call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) or the Sub-transfer agent at 1-800-331-1792. Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.


                              Your redemption proceeds can be sent by check to
                        your address of record or by wire or electronic transfer
                        (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

--------------------------------------------------------------------------------

     Automatic cash     You can arrange for the automatic redemption of a
   withdrawal plans     portion of your shares on a monthly or quarterly basis
                        without a redemption fee. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50.

                              The following conditions apply:

                        o     Your shares must not be represented by
                              certificates
                        o     All dividends and distributions must be reinvested

                              For more information, contact your Service Agent
                        or consult the SAI.


                                   Legg Mason Partners S&P 500 Index Fund     13

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

o     Name of the fund
o     Your account number
o     Class of shares being bought or redeemed
o     Dollar amount or number of shares being bought, exchanged or redeemed
o     Signature of each owner exactly as the account is registered

      The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine including recording calls, asking the caller to provide certain personal identification information for your account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed neither the fund, the transfer agent, nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

o     Are redeeming over $50,000
o     Are sending signed stock powers to the sub-transfer agent
o Instruct the sub-transfer agent to mail the check to an address different from the one on your account
o     Changed your account registration
o     Want the check paid to someone other than the account owner(s)
o Are transferring the redemption proceeds to an account with a different registration

      You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

      The fund has the right to:

o     Suspend the offering of shares
o Waive or change minimum and additional investment amounts o Reject any purchase or exchange order o Change, revoke or suspend the exchange privilege o Suspend telephone transactions o Suspend or postpone redemptions of shares on any day when trading on the
      NYSE is restricted, or as otherwise permitted by the SEC o Pay redemption proceeds by giving you securities. You may have to pay transaction costs to dispose of the securities.

Small account balances/mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to


14     Legg Mason Partners Funds
make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund, may with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class or implement fees for small accounts.

      The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.


      For more information contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund's portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a fund's long term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the trust has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.


                                   Legg Mason Partners S&P 500 Index Fund     15

      The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund's ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

      The fund's policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund's portfolio holdings, as such information may be used for market-timing and similar abusive practices.

      The fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the trust's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund's performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

      The fund may adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

      For more information, contact your Service Agent, the transfer agent or consult the SAI.


16     Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions


The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.


Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

--------------------------------------------------------------------------------
Transaction                              Federal tax status
================================================================================
Redemption or exchange of shares         Usually capital gain or loss; long-term
                                         only if shares owned more than one year
--------------------------------------------------------------------------------
Long-term capital gain distributions     Long-term capital gain
--------------------------------------------------------------------------------
Dividends                                Ordinary income; potentially taxable
                                         at long-term capital gain rates
--------------------------------------------------------------------------------

      Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Corporations may be able to take a dividends-received deduction for a portion of the income they receive.

      Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

      After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and


                                   Legg Mason Partners S&P 500 Index Fund     17
any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

      The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

Share price

The Board of Trustees has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the Adviser.

      The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund's currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the Adviser to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the Adviser believes that they are unreliable the Adviser may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Adviser from time to time.

      Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no


18     Legg Mason Partners Funds
assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

      International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

      In order to buy or redeem shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

      Service Agents must transmit all orders to buy or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.


                                   Legg Mason Partners S&P 500 Index Fund     19

Financial highlights


The financial highlights table is intended to help you understand the performance of Class D shares for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund's financial statements which were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report (available upon request).


--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
--------------------------------------------------------------------------------


Class D shares(1)                              2005         2004         2003         2002         2001
===========================================================================================================
Net Asset Value, Beginning of Year           $  12.30     $  11.32     $   8.93     $  11.64     $  13.39
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                         0.18         0.19         0.14         0.12         0.13
   Net realized and unrealized gain (loss)       0.37         0.99         2.39        (2.72)       (1.76)
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               .55         1.18         2.53        (2.60)       (1.63)
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.19)       (0.20)       (0.14)       (0.11)       (0.12)
-----------------------------------------------------------------------------------------------------------
Total Distributions                             (0.19)       (0.20)       (0.14)       (0.11)       (0.12)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $  12.66     $  12.30     $  11.32     $   8.93     $  11.64
-----------------------------------------------------------------------------------------------------------
Total Return(2)                                  4.47%       10.39%       28.29%      (22.29)%     (12.19)%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $     48     $     44     $     43     $     24     $     30
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Gross expenses                                0.53%        0.42%        0.42%        0.53%        0.40%
   Net expenses(3)(4)                            0.39         0.39         0.39         0.39         0.39
   Net investment income                         1.47         1.61         1.39         1.20         1.01
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             8%           6%           1%           2%           7%
-----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the average shares method. (2) Performance figures may reflect contractual fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of contractual fee waivers and/or expense reimbursements, the total return would have been lower.
(3) The administrator has agreed to waive all or a portion of its fees and/or reimburse certain expenses.
(4) As a result of a contractual expense limitation, the ratio of expenses to average net assets will not exceed 0.39%.



20     Legg Mason Partners Funds

Appendix

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to SBFM is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to SBFM or the fund. S&P has no obligation to take the needs of SBFM or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund's shares or the timing of the issuance or sale of the fund's shares or in the determination or calculation of the equation by which fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of fund shares.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                                   Legg Mason Partners S&P 500 Index Fund     21

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

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

Legg Mason Partners
S&P 500 Index Fund

A separate investment fund of Legg Mason Partners Investment Trust, a Massachusetts business trust.

You may visit the fund's website at www.leggmason.com/InvestorServcies for a free copy of a Prospectus, Statement of Additional Information ("SAI") or an Annual or Semi-Annual report.


Shareholder reports Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of Additional Information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 1-800-451-2010, or the sub-transfer agent at 1-800-331-1792 or by writing to the fund at Legg Mason Partners Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act
file no. 811-06444)
(FD 02524) (5/06)



[LEGG MASON LOGO]

                                   May 1, 2006


                       STATEMENT OF ADDITIONAL INFORMATION


                      LEGG MASON PARTNERS INVESTMENT TRUST

                     Legg Mason Partners S&P 500 Index Fund
                                125 Broad Street
                            New York, New York 10004
                                 (800) 451-2010

      Legg Mason Partners S&P 500 Index Fund (the "fund") is a separate investment series of Legg Mason Partners Investment Trust (the "trust"), an open-end management investment company. The fund offers two classes of shares--Class A and Class D. This Statement of Additional Information ("SAI") is meant to be read in conjunction with the prospectus dated May 1, 2006 as amended from time to time, by which the Class A shares of the fund are offered, or the prospectus dated May 1, 2006, as amended from time to time, by which the Class D shares of the fund are offered, and is incorporated by reference in its entirety into the prospectuses. Additional information about the fund's investments is available in the fund's annual reports to shareholders, which are incorporated herein by reference. The prospectuses and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Advisor, a broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent"). Please call 1-800-451-2010 toll free to obtain a prospectus for the Class A shares. Please call 1-800-995-0134 toll free to obtain a prospectus for the Class D shares.


      FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                                TABLE OF CONTENTS


Investment Objective and Management Policies ..............................    2
Investment Restrictions ...................................................    9
Trustees and Executive Officers of the Fund ...............................   10
Investment Management and Other Services ..................................   16
Portfolio Managers ........................................................   21
Portfolio Transactions ....................................................   23
Portfolio Turnover ........................................................   25
Purchase of Shares ........................................................   25
Redemption of Shares ......................................................   27
Exchange Privilege ........................................................   28
Valuation of Shares .......................................................   29
Dividends and Distributions ...............................................   29
Taxes .....................................................................   30
Additional Information ....................................................   35
Financial Statements ......................................................   38
Other Information .........................................................   39
Appendix-Summary of Proxy Voting Policies and Procedures ..................  A-1

      THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


      "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

                        INVESTMENT OBJECTIVE AND POLICIES


     The prospectuses discuss the fund's investment objective and policies. The fund offers Class A shares and Class D shares. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies the fund may utilize and certain risks associated with these investments, policies and strategies. TIMCO Asset Management, Inc. ("TIMCO" or the "manager") serves as investment adviser to the fund. Smith Barney Fund Management LLC ("SBFM" or the "administrator") serves as the fund's administrator.


      Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, included in the S&P(R) 500 Index (the "Index"). The fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in common stocks included in the Index in approximately the same weightings as the Index. The fund intends to invest in substantially all of the stocks that comprise the Index. The fund operates as a "pure" index fund and will not be actively managed; as such, adverse performance of a security ordinarily will not result in the elimination of the security from the fund's portfolio. The fund will be reviewed daily and adjusted, when necessary, to maintain security weightings as close to those of the Index as possible, given the amount of assets in the fund at that time.

      With respect to the 80% investment policy (as described above), this percentage requirement will not be applicable during periods when the fund pursues a temporary defensive strategy, as discussed in each prospectus. The fund's 80% investment policy is non-fundamental and may be changed by the Board of Trustees of the trust to become effective upon at least 60 days' notice to shareholders of the fund prior to any such change.

      Repurchase Agreements. The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The funds' custodian will have custody of, and will hold in a segregated account, securities acquired by a fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the fund will enter into repurchase agreements only with domestic banks with total assets in excess of $l billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

      Pursuant to an Exemptive Order issued by the SEC, the fund, along with other affiliated entities managed by the manager and its affiliates may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and that is acting as a "finder."

      By lending its securities, the fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not the primary investment goal of the fund, income received could be used to pay the fund's expenses and would increase an investor's total return. The fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the fund's ability to recover the loaned securities or dispose of the collateral for the loan. Payments received by the fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "Taxes" below).

      Foreign Securities. The fund may purchase common stocks of foreign corporations represented in the Index (such securities are publicly traded on securities exchanges or over-the-counter in the United States). The fund's investment in common stock of foreign corporations represented in the Index may also be in the form of American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities and are designed for use in the U.S. securities markets.

      Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Investments in foreign securities may be affected by changes in governmental administration or economic policy (in the United Stated and abroad) or changed circumstances in dealings between nations. Foreign companies may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be more volatile than securities of U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

      Money Market Instruments. The fund may invest up to 20% of its net assets in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.


      Futures and Options. The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these Commodities and Futures Trading Commission ("CFTC") rule changes, the fund is no longer restricted in their ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, continues to have policies with respect to futures and options thereon as set forth below. The current view of the staff of the SEC is that a fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging. The fund may enter into futures contracts, options, and options on futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the fund's total assets. Also, the fund will not purchase options to the extent that more than 5% of the value of the fund's total assets would be invested in premiums on open put option positions. These futures contracts and options will be used for the following reasons: to simulate full investment in the Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the Index. The fund will only enter into futures contracts and options on futures contracts that are traded on a domestic exchange and board of trade. The fund will not use futures or options for speculative purposes.


      A call option gives a holder the right to purchasea specific security at a specified price referred to as the "exercise price," within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Institutions, such as the fund, that sell (or "write") call options against securities held in their investment portfolios retain the premium. The fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held, and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

      Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The fund may enter into futures contracts to purchase securities when the manager anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated at the fund's custodian to the extent required by law.

      There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the fund plans to utilize future contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.


      No consideration will be paid or received by the fund upon entering into a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

      Although the fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin, and an increase in the value of the portion of the fund being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

      If the fund hedges against the possibility of a change in market conditions adversely affecting the value of securities held in its portfolio and market conditions move in a direction opposite to that which has been anticipated,the fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the change in interest rates, market conditions or currency values, as the case may be.

      Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the fund.

      The fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

      Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions by the manager as to anticipated trends, which predictions could prove to be incorrect. Even if the expectations of the manager are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities being hedged.

      Stock Index Options. As described generally above, the fund may purchase put and call options and write call options on the Index in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index.

      Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price ofthe index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

      The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the Index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on the index depends upon movements in the level of stock prices in the stock market generally, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on the Index will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Disclosure of Portfolio Holdings


      The fund has adopted policies and procedures developed by Citigroup Asset Management ("CAM") with respect to the disclosure of the fund's portfolio securities and any ongoing arrangements to make available information about the fund's portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund's portfolio holdings is in the best interests of the fund's shareholders, and that any conflicts of interest between the interests of the fund's shareholders and those of SBFM, the fund's distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund's portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

      CAM's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale 25 calendar days following quarter-end for the fund. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

      Under the policy, the fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the fund's Internet side that is accessible by the public, or through public release by a third party vendor.

      The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

      1. The fund's top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

      2. The fund's top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

      3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

      4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

      5. The fund's sector weightings, performance attribution (e.g. analysis of the fund's out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy's general principles.

      6. The fund's portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its trustees who are not "interested persons" (as defined in the 1940 Act) of the fund, or the manager ("independent trustees"), and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

      Under the policy, if information about the fund's portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, CAM nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund's portfolio securities will be reviewed at least annually by the fund's Board.

      The approval of the fund's Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exception to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM's legal department, as necessary. Exceptions to the policies are reported to the fund's Board at its next regularly scheduled meeting.

      Currently, the fund discloses its complete portfolio holdings approximately 25 days after calendar quarter-end on its website, www.leggmason.com/InvestorServcies.

      Set forth below is a list, as of October 1, 2005, of those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient                                   Frequency      Delay before dissemination
--------------------------------------      ---------      ----------------------------------
State Street Bank & Trust Co., (Fund
  Custodian and Accounting Agent)           Daily          None
Institutional Shareholders Services,
  (Proxy Voting Services)                   As necessary   None
Bloomberg                                   Quarterly      25 calendar days after quarter end
Lipper                                      Quarterly      25 calendar days after quarter end
S&P                                         Quarterly      25 calendar days after quarter end
Morningstar                                 Quarterly      25 calendar days after quarter end
Vestek                                      Daily          None
Factset                                     Daily          None

      Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient                                   Frequency                  Delay before dissemination
--------------------------------------      ---------                  ----------------------------------
Baseline                                    Daily                      None
Frank Russell                               Monthly                    1 Day
Callan                                      Quarterly                  25 days after quarter end
Mercer                                      Quarterly                  25 days after quarter end
EVestment Alliance                          Quarterly                  25 days after quarter end
CRA RogersCasey                             Quarterly                  25 days after quarter end
Cambridge Associates                        Quarterly                  25 days after quarter end
Marco Consulting                            Quarterly                  25 days after quarter end
Wilshire                                    Quarterly                  25 days after quarter end
Informa Investment Services (Efron)         Quarterly                  25 days after quarter end
CheckFree (Mobius)                          Quarterly                  25 days after quarter end
Nelsons Information                         Quarterly                  25 days after quarter end
Investors Tools                             Daily                      None
Advent                                      Daily                      None
BARRA                                       Daily                      None
Plexus                                      Quarterly                  Sent the 1-3 business day following
                                                                         the end of a Quarter
Elkins/McSherry                             Quarterly (calendar)       Sent the first business day following
                                                                         the end of a Quarter
Quantitative Services Group                 Daily                      None
AMBAC                                       Daily                      None
Deutsche Bank                               Monthly                    Sent 6-8 business days following
                                                                         month end
Fitch                                       Monthly                    Sent 6-8 business days following
                                                                         month end
Liberty Hampshire                           Weekly and month end       None
Sun Trust                                   Weekly and month end       None
New England Pension Consultants             Quarterly                  25 days after quarter end
Evaluation Associates                       Quarterly                  25 days after quarter end
Watson Wyatt                                Quarterly                  25 days after quarter end
Moody's                                     Weekly Tuesday night       1 business day
S&P                                         Weekly Tuesday night       1 business day

      With respect to each such arrangement, the fund has a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the funds.

                             INVESTMENT RESTRICTIONS


      The fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 below cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% or more of the fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the fund's outstanding shares. The Board of Trustees may change the remaining restrictions at any time. In accordance with these restrictions, the fund will not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Issue "senior securities" as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the sameindustry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and
            (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      9. Invest in oil, gas or other mineral exploration or development programs.

      10. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      11.   Invest for the purpose of exercising control of management.

      If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                   TRUSTEES AND EXECUTIVE OFFICERS OF THE FUND

      The business and affairs of the fund are managed by the Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts. The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

      The trustees, including trustees who are not "interested persons" of the trust or the manager, as defined in the 1940 Act ("independent trustees") and executive officers of the trust, together with information as to their principal business occupations during the past five years, are shown below.


                                               Term
                                                of                                         Number of
                                              Office                                       Portfolios
                                               and                                          in Fund
                            Position(s)       Length                                        Complex             Other
   Name, Address,            Held with        of Time     Principal Occupation(s)           Overseen        Directorships
   and Birth Year               Fund          Served*       During Past 5 Years            by Trustee      Held by Trustee
----------------------      -----------       -------     -----------------------          ----------    -------------------
INDEPENDENT
TRUSTEES

Dwight B. Crane               Trustee          Since        Professor--Harvard                  46                None
Harvard Business School                        1988         School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Birth Year: 1937

Burt N. Dorsett               Trustee          Since        President--Dorsett                  24                None
The Stratford #702                             1994         McCabe Capital
5601 Turtle Bay Drive                                       Management Inc.; Chief
Naples, FL 34108                                            Investment Officer--
Birth Year: 1930                                            Leeb Capital Management,
                                                            Inc. (since 1999)

Elliot S. Jaffe               Trustee          Since        Chairman of The Dress               24        The Dress Barn Inc.
The Dress Barn Inc.                            1994         Barn Inc.
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Birth Year: 1926

                                               Term
                                                of                                         Number of
                                              Office                                       Portfolios
                                               and                                          in Fund
                            Position(s)       Length                                        Complex             Other
   Name, Address,            Held with        of Time     Principal Occupation(s)           Overseen        Directorships
   and Birth Year               Fund          Served*       During Past 5 Years            by Trustee      Held by Trustee
----------------------      -----------       -------     -----------------------          ----------    -------------------
Stephen E. Kaufman            Trustee          Since        Attorney                            48                None
Stephen E. Kaufman PC                          1987
277 Park Avenue, 47th Fl
New York, NY 10172
Birth Year: 1932

Cornelius C. Rose, Jr.        Trustee          Since        Chief Executive Officer--           24                None
Meadowbrook Village                            1994         Performance Learning
Building 1, Apt 6                                           Systems
West Lebanon, NH 03784
Birth Year: 1932

INTERESTED
TRUSTEE**

R. Jay Gerken, CFA           Chairman,         Since        Managing Director of               169       Trustee, Consulting Group
CAM                        President and       2002         CAM; President and                           Capital Markets Funds
399 Park Avenue                Chief                        Chief Executive Officer
New York, NY 10022           Executive                      of SBFM and Citi Fund
Birth Year: 1951              Officer                       Management Inc. ("CFM");
                                                            President and Chief
                                                            Executive Officer of
                                                            certain mutual funds
                                                            associated with Legg
                                                            Mason; formerly,
                                                            Chairman of SBFM and
                                                            CFM; formerly,
                                                            portfolio manager of
                                                            Smith Barney
                                                            Allocation Series
                                                            Inc. (from
                                                            1996-2001)

OFFICERS

Andrew B. Shoup             Senior Vice        Since        Director of CAM; Chief              N/A               N/A
CAM                        President and       2003         Administrative Officer of
125 Broad Street               Chief                        certain mutual funds
New York, NY 10004         Administrative                   associated with Legg
Birth Year: 1956               Officer                      Mason; Head of
                                                            International Funds
                                                            Administration of
                                                            CAM from 2001 to
                                                            2003; Director of
                                                            Global Funds
                                                            Administration of
                                                            CAM from 2000 to
                                                            2001.

                                               Term
                                                of                                         Number of
                                              Office                                       Portfolios
                                               and                                          in Fund
                            Position(s)       Length                                        Complex             Other
   Name, Address,            Held with        of Time     Principal Occupation(s)           Overseen        Directorships
   and Birth Year               Fund          Served*       During Past 5 Years            by Trustee      Held by Trustee
----------------------      -----------       -------     -----------------------          ----------    -------------------
Ted P. Becker                 Chief            Since        Managing Director of                N/A               N/A
CAM                           Compliance       2006         Compliance at Legg Mason
399 Park Avenue               Officer                       & Co., LLC (2005-Present);
New York, NY 10022                                          Chief Compliance Officer
Birth Year: 1951                                            with certain mutual
                                                            funds associated
                                                            with Legg Mason
                                                            (since 2006);
                                                            Managing Director of
                                                            Compliance at
                                                            Citigroup Asset
                                                            Management (2002-
                                                            2005). Prior to
                                                            2002, Managing
                                                            Director--Internal
                                                            Audit & Risk Review
                                                            at Citigroup Inc.

John Chiota                   Chief            Since        Vice President of CAM               N/A               N/A
CAM                           Anti-Money       2006         (since 2004); Chief Anti-
100 First Stamford Place      Laundering                    Money Laundering
5th Fl                        Compliance                    Compliance Officer with
Stamford, CT 06902            Officer                       certain mutual funds
Birth Year: 1968                                            associated with Legg Mason
                                                            (since 2006); prior to
                                                            August 2004, Chief AML
                                                            Compliance Officer with
                                                            TD Waterhouse

Robert I. Frenkel             Secretary and    Since        Managing Director and               N/A               N/A
CAM                           Chief Legal      2003         General Counsel of
300 First Stamford Place      Officer                       Global Mutual Funds
Stamford, CT 06902                                          for CAM and its
Birth Year: 1954                                            predecessor (since 1994);
                                                            Secretary and Chief Legal
                                                            Officer of certain mutual
                                                            funds associated with
                                                            Legg Mason

Kaprel Ozsolak                Treasurer        Since        Director of CAM; Treasurer          N/A               N/A
CAM                           and Chief        2004         and Chief Financial Officer
125 Broad Street              Financial                     of certain mutual funds
New York, NY 10004            Officer                       associated with Legg Mason
Birth Year: 1965

                                               Term
                                                of                                         Number of
                                              Office                                       Portfolios
                                               and                                          in Fund
                            Position(s)       Length                                        Complex             Other
   Name, Address,            Held with        of Time     Principal Occupation(s)           Overseen        Directorships
   and Birth Year               Fund          Served*       During Past 5 Years            by Trustee      Held by Trustee
----------------------      -----------       -------     -----------------------          ----------    -------------------
Yu-Nien Charles Ko, CFA       Vice             Since        Investment Officer of TIMCO          N/A               N/A
Batterymarch Financial        President        2006         Since 2006; Senior Portfolio
Management, Inc.              and                           Manager and co-director of
("Batterymarch")              Investment                    U.S. Investment Team (since
Clarendon Street              Officer                       2006); Portfolio Manager
Boston, MA 02116                                            (2003-2005); Quantitative
Birth Year: 1971                                            Analyst (200-2003) of
                                                            Batterymarch

Michael D. Soares             Vice             Since        Investment Officer of TIMCO          N/A               N/A
Batterymarch                  President        2006         Since 2006; Portfolio
200 Clarendon Street          and                           Manager (since 2003),
Boston, MA 02116              Investment                    Quantitative Analyst (1998-
Birth Year: 1969              Officer                       2003) of Batterymarch


----------
* Trustees and officers serve until their successors are elected and qualified.
** Mr. Gerken is an "interested trustee" because he is an officer of SBFM and its affiliates.


      For the calendar year ended December 31, 2005, the trustees beneficially owned equity securities of the fund within the dollar ranges presented in the table below:

                                                         Aggregate Dollar Range of Equity
                                                      Securities in All Registered Investment
                            Dollar Range of Equity       Companies Overseen by Trustee in
Independent Trustee         Securities in the Fund        Family of Investment Companies
-------------------         ----------------------        ------------------------------
Dwight B. Crane                      None                         Over $ 100,000
Burt N. Dorsett                      None                              None
Elliot S. Jaffe                      None                              None
Stephen E.Kaufman                    None                              None
Cornelius C. Rose, Jr.               None                         Over $ 100,000
Interested Trustee
R. Jay Gerken                        None                         Over $ 100,000

      As of December 31, 2005, none of the independent trustees, or their immediate family members, owned beneficially or of record any securities in the manager or distributor of the fund, or in a person(other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or distributor of the fund.

      As of April 17, 2006, the trustees and officers owned, in the aggregate, less than 1% of the outstanding shares of the fund. No officer, director or employee of CGM or any of its affiliates receives any compensation from the trust for serving as an officer of the fund or trustee of the trust.

      The trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent trustees, namely Messrs. Crane, Dorsett, Jaffe, Kaufman, and Rose.

      The Audit Committee oversees the scope of the fund's audit, the fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the independent trustees of the trust for their ratification, the selection, appointment, retention or termination of the trust's independent registered public accounting firm and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the trust's independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the funds' operations and financial reporting. During the most recent fiscal year, the Audit Committee met two times.

      The Nominating Committee is charged with the duty of making all nominations for independent trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the trust's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

      The fund also has a Pricing Committee, comprised of the Chairman of the Board and one independent trustee, which is charged with determining the fair value prices for securities when required in accordance with procedures adopted by the Board. During the most recent fiscal year, the Pricing Committee met two times.

      No employee of CAM or any of its affiliates receives any compensation from the trust for acting as a trustee or officer of the trust. Each independent trustee receives an annual retainer of $50,000 for services as trustee. Mr. Crane receives an additional annual fee of $10,000 for his services as lead trustee. In addition, each independent trustee receives fees of $5,500 for each in-person and $100 for each telephonic meeting of the Board attended by the independent trustee. The annual retainer and meeting fees are allocated among the funds for which each trustee serves on the basis of their average net assets. In addition, each independent trustee is reimbursed for expenses incurred in connection with attendance at board meetings. For the fiscal year ended December 31, 2005, such expenses totaled $11,977.

      At the end of the year in which they attain age 80, Trustees are required to change to emeritus status. Trustees emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees emeritus may attend meetings but have no voting rights. During the fiscal year ended December 31, 2005 aggregate compensation paid to trustees emeritus was $1,799.

      The following table shows the compensation paid by the fund to each trustee during the last fiscal year and the total compensation paid by the CAM Mutual Funds Complex for the calendar year ended December 31, 2005. None of the officers of the fund received any compensation from the fund for such period. The trust does not pay retirement benefits to its trustees and officers. The fund has adopted an unfunded, non-qualified deferred compensation plan (the "Plan") which allows independent trustees to defer the receipt of all or a portion of the trustees fees earned until a later date specified by the independent trustees. The deferred fees earn a return based on notional investments selected by the independent trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the fund's statement of operations under trustees' fees. Under the Plan, deferred fees are considered a general obligation of the fund and any payments made pursuant to the Plan will be made from the fund's general assets. As of December 31, 2005, the fund has accrued $669 as deferred compensation.

                                                                                                  Number of
                                                                       Compensation               Funds for
                                             Aggregate                From Trust and            Which Trustee
                                            Compensation               Fund Complex             Serves Within
Independent Trustee                          From Fund               Paid to Trustees+           Fund Complex
-------------------                         ------------             -----------------          -------------
Dwight B. Crane (1)                           $2,120                     $233,300                     46
Burt N. Dorsett                               $1,463                     $ 64,600                     24
Elliot S. Jaffe                               $1,634                     $ 70,000                     24
Stephen E. Kaufman                            $1,755                     $150,200                     47
Cornelius C. Rose, Jr.                        $1,884                     $ 81,000                     24

Interested Trustee
R. Jay Gerken                                 $    0                     $      0                    169

----------
(1) Designates lead trustee.

+ Pursuant to a deferred compensation plan, Burt N. Dorsett has elected to defer payment of the following amount of his compensation from the Trust:
      $283 for the fund's fiscal year ended December 31, 2005 and $14,600 from the CAM Mutual Funds for the calendar year ended December 31, 2005.





      The following table contains a list of shareholders of record or who beneficially owned at least 5% of the outstanding shares of a particular class of shares of the fund as of April 17, 2006.

           Shareholder                   Class                   % of shares
           -----------                   -----                   -----------

Smith Barney Multi Choice Trust            A                        22.26%
Citigroup Institutional Trust Co.
400 Atrium Drive
Somerset, NJ 08873-4162

Travelers Insurance Company                A                        12.95%
Separate Account 401(K)-TIC
Travelers Life Insurance
Shareholder Account Unit
P.O. Box 990027
Hartford, CT 06199-0027

Smith Barney 401(K) Advisor Group          D                        68.25%
Citigroup Institutional Trust Co.
400 Atrium Drive
Somerset, NJ 08873-4162

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser--TIMCO


      TIMCO serves as investment adviser to the fund pursuant to an investment advisory agreement (the "Management Agreement"). The agreement was most recently approved by the Board of Trustees, including a majority of the independent trustees, on August 1, 2005 and by the fund's shareholders on November 15, 2005. The Management Agreement became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup Inc.'s ("Citigroup") asset management business to Legg Mason, Inc. ("Legg Mason"). The manager is an indirect wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the manager was an indirect wholly-owned subsidiary of Citigroup.

      Under the Management Agreement, subject to the supervision and direction of the fund's board of trustees, the manager manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of each fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund's existence, and (v) maintaining the registration and qualification of the fund's shares under federal and state laws.

      TIMCO has been in the investment counseling business since 1967 and renders investment management services to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of December 31, 2005 of approximately $4.3 billion. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason's asset management operation had aggregate assets under management of approximately $850 billion.

      The Management Agreement has an initial term of two years and will continue in effect with respect to each fund from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund's Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and in either event, by a majority of the independent directors with such independent directors casting votes in person at a meeting called for such purpose. The fund or the manager may terminate the Management Agreement on sixty days' written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

      The manager pays the salaries of all officers and employees who are employed by both it and the fund, and maintain officer facilities for the fund. In addition to those services, the manager furnishes the fund with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the fund, prepares reports to each fund's shareholders and prepares tax returns, reports to and filings with the SEC and state Blue Sky authorities. The manager and sub-adviser bear all expenses in connection with the performance of their services.

      The fund bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of independent trustees; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintainning corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholder' reports and shareholder meetings; and meetings of the officers or board of trustees of the fund.

      As compensation for investment advisory services, the fund pays TIMCO a fee computed daily and payable monthly at the annual rate of 0.15% of the value of the fund's average daily net assets. For the fiscal years ended December 31, the fund paid TIMCO the following investment advisory fees:

          2005 ....................................................     $752,309
          2004 ....................................................     $752,928
          2003 ....................................................     $635,283

Administrator--SBFM


      SBFM serves as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). SBFM is an indirect wholly owned subsidiary of Legg Mason. The administrator will pay the salary of any officer and employee who is employed by both it and the trust and bears all expenses in connection with the performance of its services.

      As administrator SBFM: (a) assists in supervising all aspects of the fund's operations except those performed by the manager under its Investment Advisory Agreement; (b) supplies the fund with office facilities (which may be in SBFM's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable contingent deferred sales charges ("deferred sales charge") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

      As compensation for administrative services rendered to the fund, the administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the value of the fund's average daily net assets.

      For the fiscal years ended December 31, the fund paid SBFM the following administration fees:


          2005 ....................................................     $501,539
          2004 ....................................................     $501,952
          2003 ....................................................     $317,317

      For the fiscal years ended December 31, SBFM waived the following administration fees:

          2005 ....................................................     $ 65,666
          2004 ....................................................     $ 24,689
          2003 ....................................................     $106,205

      The fund bears expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of the independent trustees; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; investor services (including allocated telephone and personnel expenses); costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Trustees.


Independent Registered Public Accounting Firm


      KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to serve as the fund's independent registered public accounting firm to audit and report on the fund's financial statements and financial highlights for the fiscal year ending December 31, 2006.

Counsel

      Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the independent trustees.

Custodian, Transfer Agent and Sub-Transfer Agent


Custodian and Transfer Agent

      The trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110. ("State Street"), serves as the custodain of the Company on behalf of the Fund. State Street, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. The Custodian neither determines the Fund's investment policies, nor decides which securities the Fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the Fund's securities lending agent and receives a share of the income generated by such activities.

      PFPC Inc. ("PFPC" or "transfer agent"), located at P.O. Box 9699, Providence, RI 02940-9699, serves as the transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the trust, handles certain communications between shareholders and the trust and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the trust during the month, and is reimbursed for out-of-pocket expenses.

      Boston Financial Data Services ("BFDS" or "sub-transfer agent") located at P.O. Box 9083, Boston, Massachusetts 02205-9083, serves as the fund's sub-transfer agent. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.


Expenses


      In addition to amounts payable under the Investment Advisory Agreement and the 12b-1 Plan for Class A shares (defined below), the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of directors that are not affiliated with the manager or the fund's distributors, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The fund's prospectus contains more information about the expenses of the fund.


      Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the fund, manager, SBFM and distributor have each adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Code of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. Copies of the Code of Ethics are on file with the SEC.


Proxy Voting Guidelines and Procedures

      Although individual trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

      Attached as the Appendix is a summary of the guidelines and procedures that the manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the manager uses when a vote presents a conflict between the interests of the fund's shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with a fund's investment objectives.


      Information on how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the manager uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund's website at http://www.leggmason.com/InvestorServices and (3) on the SEC's website at http://www.sec.gov.

Distributors

      Legg Mason Investor Services, LLC ("LMIS"), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013; serve as the fund's distributors pursuant to separate written agreements or amendments to written agreeements, in each case dated December 1, 2005 (the "distribution agreements"), which were approved by the fund's board of trustees and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the fund's distributor.

      LMIS and CGMI may be deemed to be underwriters for purposes of the 1933
Act.

      For the period from December 1, 2005 through December 31, 2005, LMIS incurred the following distribution expenses for the Funds. Distribution expenses included compensation of Service Agents, printing costs of prospectuses and marketing materials.

                Marketing &      Printing of    Branch       Service
Class           Advertising     Prospectuses   Expenses      Agents      Total
-----           -----------     ------------   --------      -------     -----
A                  $ 0              $ 0          $ 0           $ 0        $ 0
D                  N/A              N/A          N/A           N/A        N/A

      For the fiscal year ended December 31, 2005, CGMI incurred the following distribution expenses for the Fund:

                                          Marketing
  Financial Consultant       Branch     & Advertising    Printing       Total
      Compensation          Expenses      Expenses       Expenses      Expenses
  ---------------------     --------    -------------    --------     ----------
       $1,024,353           $213,216        $ 0            $ 0        $1,237,569




Shareholding Servicing Arrangements


      To compensate CGMI and LMIS for the services it provides to fund shareholders with respect to Smith Barney Shares, the fund has adopted a services plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the fund pays a service fee with respect to Class A shares that is accrued daily and paid monthly, calculated at the annual rate of 0.20% of the value of the fund's average daily net assets attributable to Class A shares. Class D shares are not subject to a service fee.


      For the following fiscal years the fund paid in service fees to CGMI as follows:


          December 31, 2003 .......................................     $779,925
          December 31, 2004 .......................................     $913,182
          December 31, 2005 .......................................     $912,068

      Under its terms, the 12b-1 Plan continues from year to year, provided such continuance is approved annually by vote of the board of trustees, including a majority of the independent trustees of the trust who also have no direct or indirect financial interest in the operation of the 12b-1 Plan. The 12b-1 Plan may not be amended to increase the amount of the service fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the trustees, including all of the independent trustees, in the manner described above. The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the independent trustees or by vote of a majority of the outstanding voting securities representing the Class A shares of the fund (as defined in the 1940 Act). Pursuant to the 12b-1 Plan, CGMI will provide the board of trustees with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made.

                          PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

      The following tables set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2005.

Other Accounts Managed by the Portfolio Manager

      The table below identifies, for each portfolio manager of the Fund as of May 1, 2006, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts, in each case as of December 31, 2005. None of the accounts shown were subject to fees based on performance.

                                     Registered                     Other Pooled
   Portfolio                         Investment                      Investment                     Other
   Manager(s)                        Companies                        Vehicles                     Accounts
   ----------                 ------------------------           ---------------------        -----------------
   Yu-Nien Charles Ko, CFA    4 registered investment            12 other pooled              163 other accounts
                              companies with $1,008,108,353      investment vehicles          with $8,165,750,526
                              in total assets under              with $760,094,727 in         in total assets under
                              management                         total assets under           management
                                                                 management

   Michael D. Soares          4 registered investment            12 other pooled              163 other accounts
                              companies with $1,008,108,353      investment vehicles          with $8,165,750,526
                              in total assets under              with $760,094,727 in         in total assets under
                              management                         total assets under           management

      One pooled investment vehicle, with assets of $40,824,704, and ten other accounts, with assets of $716,093,976, have advisory fees based on the performance of the account.

Portfolio Manager Compensation

      CAM has implemented an investment management incentive and deferred compensation plan for its investment professionals. However, CAM investment professionals who, like the Fund's portfolio managers, are employed concurrently by CAM and also by another investment advisor affiliated with Legg Mason, may be compensated under that other investment advisor's compensation program. The Fund's portfolio managers, as employees of SBFM and Batterymarch Financial Management, Inc., are compensated under Batterymarch's compensation program.

      Under the Batterymarch program, portfolio manager compensation includes a combination of fixed base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

      The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

      o Short term and longer term pre-tax investment performance of the product that the portfolio manager works on. Short term performance is one year or less. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to the MSCI World Index as well as a comparison to a group of peer managers;

      o Portfolio manager assistance is servicing clients; and

      o Portfolio manager contribution to new business development.

      Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.


      The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

      Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Potential Conflicts of Interest

      Potential conflicts of interest may arise when a portfolio manager of the fund has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

      The manager and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

      These potential conflicts include:

      Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

      Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

      Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      Variation in Compensation. Aconflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

      Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio managermay benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or account that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership


      The table below identifies ownership of fund securities by each portfolio manager as of December 31, 2005.

                                                        Dollar Range of
              Portfolio Manager(s)                  Ownership of Securities
            -----------------------                 -----------------------
            Yu-Nien Charles Ko, CFA                          None
               Michael D. Soares                             None


                             PORTFOLIO TRANSACTIONS

      The manager arranges for the purchase and sale of the fund's securities and selects brokers and dealers which in its best judgment provide prompt and reliable execution at favorable prices and reasonablecommission rates. The manager may select brokers and dealers that provide it with research services and may cause the fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the manager to supplement its own research and analysis.

      Decisions to buy and sell securities for the fund are made by the manager, subject to the overall supervision and review of the trust's board of trustees. Portfolio securities transactions for the fund are effected by or under the supervision of the manager.

      Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.


      In executing portfolio transactions and selecting brokers or dealers, it is the fund's policy to seek the best overall terms available. The manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The manager may receive research, statistical and quotation services from several broker-dealers with which it places the fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the manager exercises investment discretion. There were no third party services or obligations that were paid for using the fund's brokerage commission dollars during the fiscal year ended December 31, 2005.

      Portfolio securities transactions on behalf of the fund are placed by the manager with a number of brokers and dealers, including CGMI, CGMI has advised the fund that in transactions with the fund, CGMI charges a commission rate at least as favorable as the rate that CGMI charges its comparable unaffiliated customers in similar transactions.

      Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The manager's fee under the Investment Advisory Agreement is not reduced by reason of its receiving such brokerage and research services. The board of trustees, in its discretion, may authorize the manager to cause the fund to pay a broker that provides brokerage and research services to the manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. CGMI will not participate in commissions from brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

      Even though investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

      Effective December 1, 2005, CGMI is no longer an affiliated person of the fund under the 1940 Act. As a result, the fund is permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal). Similarly, the fund is permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the SEC. The manager's use of CGMI or affiliates of CGMI as agent in portfolio transactions with the fund will be governed by the fund's policy of seeking the best overall terms available.

      Holdings of the securities of the fund's regular brokers/dealers or of their parents that derive more than 15% of gross revenues from securities related activities as of December 31, 2005:

                                                                                 Value of
                                                            Type of           any Securities
                                                         Security Owned         Owned at End
                                                             D=debt          of Current Period
Name of Regular Broker or Dealer or Parent (Issuer)         E=equity           (000s omitted)
---------------------------------------------------      --------------        --------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                         E                    $ 2,752
MORGAN STANLEY                                                E                    $ 2,703
STATE STREET CORP.                                            E                    $   802


      The fund has paid the following in brokerage commissions for portfolio transactions:


                                                                                             % of Total Dollar
                                                                                           Amount of Transactions
                                           Commissions Paid       % of Total Brokerage      involving Commissions
Fiscal Year Ending      Total Brokerage       to CGM and          Commissions Paid to          Paid to CGM and
    December 31           Commissions         Affiliates           CGM and Affiliates             Affiliates
------------------      ---------------    ----------------       --------------------     ----------------------
      2005                 $28,222                $0                       0%                         0%
      2004                 $30,058                $0                       0%                         0%
      2003                 $42,872                $0                       0%                         0%

                               PORTFOLIO TURNOVER


      Although the fund generally seeks to invest for the long term, the fund retains the right to sell securities irrespective of how long they have been held. Ordinarily, securities will be sold from the fund only to reflect certain administrative changes in the Index (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the fund while maintaining the similarity of the fund to the index. Because of this, the turnover rate for the fund will be relatively low.

      For the fiscal years ended December 31, the portfolio turnover rates were as follows:


      2005 ....................................................      8%
      2004 ....................................................      6%


                               PURCHASE OF SHARES

      Detailed information about the purchase and redemption of fund shares appears in the prospectuses.

General


      The fund offers two classes of shares, Class A shares and Class D shares. Shares of each class are offered at net asset value without an initial sales charge.

      Class A shares may be purchased from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds Class A shares. Class A shares held directly at the sub-transfer agent are not subject to a maintenance fee.

      Class D shares may be purchased from a Service Agent. Customers that have established a Cititrade Account also may purchase Class D shares through the Cititrade Program. For more detailed information on how to open a

Cititrade Account, please visit the Cititrade website at www.mycititrade.com or call a Cititrade account representative at 1-888-663-CITI [2484].

      During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone or Internet exchange or redemption. In such an event, another method of instruction, if available, should be considered. The fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a shareholder's identity by asking for the shareholder's name, address, telephone number, Social Security number, account number, or password identification number. If these or other reasonable procedures are not followed, the fund or its transfer agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholders will bear all risk of loss relating to a redemption or exchange by telephone.

      Investors may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan. Subsequent investments of at least $50 may be made for each Class. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement and subsequent investment requirement for each Class is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for and the subsequent investment requirement for each Class is $50. There are no minimum investment requirements for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, and Directors/Trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. The sub-transfer agent will hold shares purchased in the shareholder's account. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.


      Purchase orders received by the fund or a Smith Barney Financial Advisor prior to the close of regular trading on The New York Stock Exchange, Inc. ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's sub-transfer agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

      When an investor through a CGMI brokerage account makes payment before the settlement date, unless otherwise noted by the investor, the payment will be held as a free credit balance in the investor's brokerage account and CGMI may benefit from the temporary use of the funds. The Board of Trustees has been advised of the benefits to CGMI resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Advisory, Administration and Distribution Agreements for continuance.

      Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGMI, your Service Agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. CGMI, your Service Agent or the sub-transfer agent, may charge a shareholder who has insufficient funds to complete the transfer a fee of up to $25. The Systematic Investment Plan also authorizes the fund to apply cash held in the shareholder's brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the Smith Barney Shares account. For Cititrade customers, the Systematic Investment Plan authorizes the fund to apply cash held in a shareholder's Cititrade Account to make additions to the Class D shares account. For additional information, please contact the fund's sub-transfer agent, or if you hold your shares through a Service Agent.

      Class D shares are offered to a limited group of investors who participate in certain investment programs, which charge a fee for participation, including the Smith Barney 401(k) Platform program. In addition, Class D shares are offered to tax-exempt employee benefit and retirement plans of CGM and its affiliates. For more information about these programs, contact a Service Agent. Cititrade customers should contact a Cititrade account representative at 1-888-663-CITI [2484] for more information.


      Retirement Plans. You may be able to invest in the fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. You should consult with the transfer agent and your tax and retirement advisers.

                              REDEMPTION OF SHARES

      The right of redemption of shares of the fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

      If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to BFDS together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.


      If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGMI, or if the shareholder's account is not with CGMI, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGMI brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more. Each Service Agent has agreed to transmit to its customers who are fund shareholders appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders for its customers.

      The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.


Distribution in Kind

      If the board of trustees of the trust determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders may incur brokerage commissions when they subsequently sell those securities.

Automatic Cash Withdrawal Plan


      The Class A shares' Withdrawal Plan ("Class A" Withdrawal Plan") is available to shareholders of the fund who own Class A shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made without a redemption fee under the Withdrawal Plan by redeeming as many Class A shares of the fund as may be necessary to cover the stipulated withdrawal payment. As it generally would not be advantageous to a shareholder to make additional investments in Class A shares at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

      Class A shareholders who wish to participate in the Class A Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Class A Withdrawal Plan members. All dividends and distributions on shares in the Class A Withdrawal Plan are reinvested automatically at net asset value in additional Class A shares of the fund. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Class A Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their Service Agent.

      The Class D shares' Systematic Withdrawal Plan ("Class D Withdrawal Plan") permits you to have a specified dollar amount (minimum of $100 per withdrawal) automatically withdrawn from your account without a redemption fee on a regular basis if you have at least $10,000 in your fund account at the time of enrollment. You are limited to one withdrawal per month under the Class D Withdrawal Plan. You may receive your withdrawals by check, or have the monies transferred directly into your bank account. Or you may direct that payments be made directly to a third party. To participate in the Class D Withdrawal Plan, you must complete the appropriate forms provided by the sub-transfer agent or, if you hold your shares through a Service Agent, by your Service Agent.


      To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund.

Additional Information Regarding Telephone Redemption Program

      Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

                               EXCHANGE PRIVILEGE

      Currently, there is no exchange privilege.

                               VALUATION OF SHARES

      Each Class's net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the fund in valuing its assets.


      The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund's currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the Adviser to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the Adviser believes that they are unreliable, the Adviser may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Adviser from time to time.

      Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

      International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.


      The fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each class by the total number of shares of the class outstanding.

                           DIVIDENDS AND DISTRIBUTIONS

      The fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary and capital gains realized, in order to avoid a federal excise tax liability.

      If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his Service Agent. Shareholders whose accounts are held directly at a sub-transfer agent should notify a sub-transfer agent in writing, requesting a change to this reinvest option.


      The per share dividends on Class A shares of the fund will be lower than the per share dividends on Class D shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A shares and Class D shares.


                                      TAXES

      The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

      The fund intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross incomein each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership" (i.e., a partnership that is traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

      As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.


      As of December 31, 2005, the fund had, for U.S. Federal income tax purposes, approximately $9,698,672 of unused capital loss carryforwards available to offset future capital gains. These carryforwards will expire in 2010.


      The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains

(both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

      If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

      The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

      The fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Taxation of U.S. Shareholders

      Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses and any capital loss carryovers. However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the Internal Revenue Service ("IRS").

      Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

      Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

      The fund will send you information after the end of each year setting forth the amount of dividends paid by the fund that are eligible for the reduced rates.

      If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with exdividend dates within a 365-day period.

      Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

      Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

      Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

      Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

      Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation

      Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

      Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayertreatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders.

      Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate).

      In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

      Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

      Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from "U.S. real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in "U.S. real property holding corporations." The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50 percent of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (between December 31, 2004 and December 31, 2007) a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

      However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

      The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                             ADDITIONAL INFORMATION


      The trust was organized on October 17, 1991 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The trust offers shares of beneficial interest of six separate funds with a par value of $.001 per share. The fund offers shares of beneficial interest currently classified into two Classes-Class A shares and Class D shares. Each Class of the fund represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the service fees borne by the Class A shares pursuant to the Plan; (c) the expenses allocable exclusively to each Class; (d) voting rights on matters exclusively affecting a single Class; and (e) the exchange privilege of each Class. The trust's board of trustees does not anticipate that there will be any conflicts among the interests of the holders of the fund's two Classes. The trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.


      Under Massachusetts's law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

      The Master Trust Agreement of the fund permits the Board to issue an unlimited number of full and fractionalshares of a single Class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable.

      Pursuant to the Master Trust Agreement, the Board may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).


      Under the trust's Master Trust Agreement, as amended, the board may classify or reclassify any unissued shares of the fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the fund.


      The fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.

      When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class, in which case only shares of the affected Class would be entitled to vote.

      The trust was organized as an unincorporated Massachusetts business trust on October 17, 1991 under the name Shearson Lehman Brothers Intermediate-Term Trust.


      On April 7, 2006, the Smith Barney Shares and Citi Shares of the fund were renamed Class A shares and Class D shares, respectively.

      Annual and Semi-annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Advisor or the transfer agent.

      Licensing Agreement. Under a licensing agreement between Citigroup and Legg Mason, the names of the Company and funds, the names of any classes of shares of the funds, and the names of the funds' manager, subadviser, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason and by the funds. Citi Marks include, but are not limited to, "Smith Barney," Citi," and "Citigroup Asset Management." Legg Mason and its affiliates, as well as the manager, are not affiliated with Citigroup. All Citi Marks are owned by Citigroup, and are licensed for use no later than one year after the date of the licensing agreement.

Legal Matters

      Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, SBFM and Salomon Brothers Asset Management Inc. ("SBAM") (collectively, the "Advisers"), Substantially all of the mutual funds managed by the Advisers, including the fund, (the "Funds"), and directors or trustees of the Funds (collectively, the "Defendants"). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses.

      On December 15, 2004, a consolidated amended complaint (the "Complaint") was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, CAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

      It is possible that additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief could be filed against the Defendants in the future.

      As of the date above, CAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

      Recent Developments. On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Funds").

      The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of Fist Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 202(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for the purposes of any other proceeding.

      The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the affected Funds.

      The order required SBFM to recommend a new transfer agent contract to the Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent.

Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

      Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

      On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

      Additional Developments. The fund has received information concerning SBFM as follows:

      On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

      Although there can be no assurance, SBFM believes that these matters are not likely to have a material adverse effect of the funds or its ability to perform investment management services relating to the funds.

                                    * * * * *

      Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the "Defendants") based on the May 31, 2005 settlement order issued against the Defendants by the SEC described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Funds, rescission of the Funds' management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys' fees and litigation expenses. On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

      As of the date of this SAI, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.


                              FINANCIAL STATEMENTS


     The fund's Class A shares and Class D Shares annual reports for the year ended December 31, 2005 are incorporated herein by reference in their entirety. The reports were filed on March 10, 2006, Accession Numbers 0001133228-06-96 and 0001133228-06-97.

                                OTHER INFORMATION


      CAM offers three "styles" of fund management that can be tailored to suit each investor's unique financial goals.


      Classic Series-our portfolio manager driven funds

            Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

      Research Series-driven by exhaustive fundamental securities analysis

            Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

      Style Pure Series-our solution to funds that stray

            Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                   APPENDIX A

                  PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

                 Concerning Citigroup Asset Management(1) (CAM)
                      Proxy Voting Policies and Procedures

      The following is a brief overview of the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

      CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

      In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

----------
(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. ("Citigroup") sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. Citi Marks include, but are not limited to, "Citigroup Asset Management," "Salomon Brothers Asset Management" and "CAM". All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

      In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

      CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

      If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

                      LEGG MASON PARTNERS INVESTMENT TRUST


                                                             Legg Mason Partners
                                                             S&P 500 Index Fund


                                                                     May 1, 2006


LEGG MASON PARTNERS INVESTMENT TRUST
125 Broad Street
New York, NY 10004

Part A--Prospectuses: Legg Mason Partners S&P 500 Index Fund - Class A Shares and Legg Mason Partners S&P 500 Index Fund - Class D Shares.

Part B--Statements of Additional Information: Legg Mason Partners S&P 500 Index Fund.


Part C. Other Information

Item 23. Exhibits

Unless otherwise noted, all references are to the Registrants Registration Statement on Form N-1A (the Registration Statement) as filed with the Securities and Exchange Commission (SEC) on October 21, 1991 (File Nos. 33-43446 and 811-6444).

(a) (1) Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated by reference to Post Effective Amendment No. 18 to the Registration Statement filed on March 30, 1998 (Post-Effective Amendment No. 18).

      (2) Amendment No. 1 to the First Amended and Restated Master Trust Agreement dated June 1, 1998 is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement filed on June 26, 1998.

      (3) Amendment No. 2 to the First Amended and Restated Master Trust Agreement dated October 16, 1998 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed on November 12, 1998.

      (4) Amendment No. 3 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on April 25, 2000 (Post-Effective Amendment No. 29).

      (5) Amendment No. 4 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on August 16, 2000 (Post-Effective Amendment No. 30).

      (6) Amendment No. 5 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 30.

      (7) Amendment No. 6 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 30.

      (8) Amendment No. 7 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 40.

      (9) Amendment No. 8 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 40.

      (10) Amendment No. 9 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 41 filed on July 19, 2002 (Post-Effective Amendment No. 41).

      (11) Amendment No. 10 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 46 filed on March 30, 2003 (Post-Effective Amendment No. 46).


      (12) Amendment No. 13 to First Amended and Restated Master Trust Agreement dated April 7, 2006 is filed herein.


(b) (1) Amended and Restated By-laws are incorporated by reference to Post-Effective Amendment No. 46.

(c) (1) Registrant's form of stock certificate for Smith Barney S&P 500 Index Fund is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on December 29, 1997.

      (2) Registrant's form of stock certificate for Smith Barney Large Capitalization Growth Fund is incorporated by reference to Post-Effective Amendment No.17 to the Registration Statement filed on February 20, 1998 (Post-Effective Amendment No. 17).

      (3) Registrant's form of stock certificate for Smith Barney Mid Cap Core Fund is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement filed on January 28, 1999 (Post-Effective Amendment No. 22).


(d) (2) Investment Management Agreement between Registrant on behalf of Legg Mason Partners Intermediate Maturity California Municipals Fund and Smith Barney Fund Management LLC ("SBFM") is incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on January 27, 2006 ("Post-Effective Amendment No. 56").

      (3) Investment Management Agreement between Registrant on behalf of Legg Mason Partners Intermediate Maturity New York Municipals Fund and SBFM is incorporated by reference to Post-Effective Amendment No. 56.

      (4) Form of Investment Advisory Agreement between the Registrant on behalf of Legg Mason Partners S&P 500 Index Fund and TIMCO Asset Management Inc, (formerly, Travelers Investment Management Company)("TIMCO") dated

      December 1, 2005 is filed herin.

      (5) Form of Investment Management Agreement between the Registrant on behalf of Legg Mason Partners Large Capitalization Growth Fund and SBFM is incorporated by reference to Post-Effective Amendment No. 56.

      (6) Form of Investment Management Agreement between the Registrant on behalf of Legg Mason Partners Mid Cap Core Fund and SBFM is incorporated by reference to Post-Effective Amendment No. 56.

      (7) Form of Investment Management Agreement between the Registrant on behalf of Legg Mason Partners Classic Values Fund and SBFM is incorporated by reference to Post-Effective Amendment No. 56.

      (8) Subadvisory Agreement between SBFM and Olstein and Associates, L.P. ("Olstein") is incorporated by reference to Post-Effective Amendment No. 57.


(e) (1) Form of Amended Distribution Agreement with Citigroup Global Markets, Inc. ("CGM") is incorporated by reference to Post-Effective Amendment No. 56.

      (2) Form of Amendment of Distribution Agreement with PFS Investments, Inc. ("PFS") is incorporated by reference to Post-Effective Amendment No. 56.


(e) (3) Form of Distribution Agreement with Legg Mason Investor Services, LLC ("LMIS") is incorporated by reference to Post-Effective Amendment No. 57.


(f)   Not Applicable.

(g) (1) Form of Custodian Services Agreement between the Registrant and State Street Bank and Trust Company, is incorporated by reference to Post-Effective Amendment No. 56.

(h) (1) License Agreement between the Registrant Legg Mason Properties, Inc. is filed herein.


      (2) Transfer Agency Agreement dated January 1, 2006 between the Registrant and PFPC Inc. ("PFPC") is incorporated by reference to Post-Effective Amendment No. 56.


      (3) License Agreement between the Registrant and Citigroup Inc. is filed herein.


(i) (1) Opinion of counsel regarding legality of shares being registered is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on December 6, 1991.

      (2) Legal Counsel's consent is incorporated by reference to Post-Effective Amendment No. 24.

(j)   Consent of Independent Registered Public Accounting Firm is filed herein.

(k)   Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated by reference to Pre-Effective Amendment No. 1.


(m) (1) Amended Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Classic Values Fund, Legg Mason Partners Large Capitalization Growth Fund, Legg Mason Partners Mid Cap Core Fund, Legg Mason Partners S&P 500 Fund and LMIS is incorporated by reference to Post-Effective Amendment No. 57.

(n) (1) Amended Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post-Effective Amendment No. 56.

(p) (1) Amended Code of Ethics Citigroup Asset Management - as amended September 13, 2005 is incorporated by reference to Post-Effective Amendment No. 56.

      (2) Code of Ethics of CGM is incorporated by reference to Post-Effective Amendment No. 46.

      (3) Code of Ethics of PFS is incorporated by reference to Post-Effective Amendment No. 46.

      (4) Code of Ethics of Olstein & Associates, L.P. is incorporated by reference to Post-Effective Amendment No. 46.

      (5) Code of Ethics of LMIS is incorporated by reference to Post-Effective Amendment No. 56.

Item 24. Persons Controlled by or Under Common Control with Registrant

      Not Applicable.

Item 25. Indemnification

      The response to this item is incorporated by reference to Pre-Effective Amendment No. 1.


      Reference is hereby made to Paragraph 4 of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (the "CGMI Distribution Agreement"), paragraph 7 of the Amendment to the CGMI Distribution Agreement and paragraph 9 of the Distribution Agreement between the Registrant and LMIS. The Trustees and officers of the Registrant and the personnel of the Registrant's manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.


Item 26(a). Business and Other Connections of Investment Adviser

      Investment Adviser - SBFM was incorporated in 1968 under the laws of the State of Delaware.

      On September 21, 1999, SBFM was converted into a Delaware Limited Liability Company. SBFM is an indirect wholly owned subsidiary of Legg Mason Inc. ("Legg Mason") SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and has, through its predecessors, been in the investment counseling business since 1968.


      SBFM serves as the Investment Manager for Legg Mason Partners Intermediate Maturity California Fund, Legg Mason Partners Intermediate Maturity New York Fund, Smith Barney Large Capitalization Growth Fund, Legg Mason Partners Mid Cap Core Fund and Smith Barney Classic Values Fund.


      SBFM also serves as the administrator to the Smith Barney S&P 500 Index Fund.

      The list required by this Item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).

      Investment Adviser - TIMCO serves as the investment adviser for Smith Barney S&P 500 Index Fund pursuant to an Investment Advisory Agreement. TIMCO was incorporated on August 31, 1967 under the laws of the State of Connecticut. TIMCO is an indirect wholly owned subsidiary of Legg Mason.

      TIMCO is registered as an investment adviser under the Advisers Act since 1971 and has, through its predecessors, been in the investment counseling business since 1967.

      The list required by this Item 26 of the officers and directors of TIMCO together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of FORM ADV filed by TIMCO pursuant to the Advisers Act (SEC File No.801-07212).

Subadviser - Olstein


      Olstein serves as the subadviser for the Legg Mason Partners Classic Values Fund pursuant to a written subadvisory agreement. Olstein was incorporated on June 13, 1994 under the laws of the State of New York. Olstein is a registered investment adviser under the Advisers Act since 1995.


      The list required by this Item 26 of the officers and directors of Olstein together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by Olstein pursuant to the Advisers Act (SEC File No. 801-49252).

Item 27. Principal Underwriters




(a) CGM, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Smith Barney Multiple Discipline Trust, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

LMIS, a distributor of the Registrant is also a distributor of the following funds:

Legg Mason Partners Trust II
CitiFunds Trust I
Salomon Funds Trust
Variable Annuity Portfolios
CitiFunds Premium Trust
CitiFunds Institutional Trust
CitiFunds Trust III
Legg Mason Partners Lifestyle Series, Inc.

Smith Barney Multiple Discipline Trust
Legg Mason Partners Investment Series
Consulting Group Capital Markets Funds
High Income Opportunity Fund Inc.
Intermediate Muni Fund, Inc.
Legg Mason Partners Small Cap Core Fund, Inc.
Legg Mason Partners Investment Trust
Real Estate Income Fund Inc.
Managed High Income Portfolio Inc.
Managed Municipals Portfolio Inc.
Municipal High Income Fund Inc.
Citigroup Investments Corporate Loan Fund Inc.
Zenix Income Fund Inc.
Salomon Brothers Capital Fund Inc.
Salomon Brothers Investors Value Fund Inc.
Salomon Brothers Fund Inc.
Salomon Brothers Institutional Series Fund Inc.
Salomon Brothers Series Funds Inc.
Salomon Brothers Variable Series Funds Inc.
Salomon Brothers Opportunity Fund Inc.
Salomon Brothers 2008 Worldwide Government Term Trust
Salomon Brothers High Income Fund Inc.
Salomon Brothers High Income Fund II Inc.
Salomon Brothers Emerging Markets Income Fund Inc.
Salomon Brothers Emerging Markets Income Fund II Inc.
Salomon Brothers Emerging Markets Floating Rate Fund Inc.
Salomon Brothers Global High Income Fund Inc.
Salomon Brothers Emerging Markets Debt Fund Inc.
Salomon Brothers Capital and Income Fund Inc.
Salomon Brothers Inflation Management Fund Inc.
Salomon Brothers Variable Rate Strategic Fund Inc.
Salomon Brothers Global Partners Income Fund Inc.
Salomon Brothers Municipal Partners Fund Inc.
Salomon Brothers Municipal Partners Fund II Inc.
Greenwich Street Series Fund
Legg Mason Partners Adjustable Rate Income Fund
Legg Mason Partners Aggressive Growth Fund, Inc.
Legg Mason Partners Appreciation Fund, Inc.
Legg Mason Partners California Municipals Fund, Inc.
Legg Mason Partners Equity Funds
Legg Mason Partners Fundamental Value Fund, Inc.
Legg Mason Partners Funds, Inc.
Legg Mason Partners Income Funds
Smith Barney Institutional Cash Management Fund, Inc.
Legg Mason Partners Investment Funds, Inc.
Legg Mason Partners Core Plus Bond Fund, Inc.
Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners Massachusetts  Municipal Fund
Smith Barney Money Funds, Inc.
Legg Mason Partners  Municipal Funds
Smith Barney Municipal Money Market Fund, Inc.
Legg Mason Partners New Jersey Municipals Fund, Inc.
Legg Mason Partners Oregon Municipals Fund
Legg Mason Partners World Funds, Inc.
Legg Mason Partners Sector Series, Inc.
Travelers Series Fund Inc.
Legg Mason Cash Reserve Trust, Inc.
Legg Mason Charles Street Trust, Inc.
Legg Mason Global Trust, Inc.
Legg Mason Growth Trust, Inc.
Legg Mason Income Trust, Inc.
Legg Mason Investment Trust, Inc.
Legg Mason Investors Trust, Inc.
Legg Mason Light Street Trust, Inc.
Legg Mason Special Investment Trust, Inc.
Legg Mason Tax Exempt Trust, Inc.
Legg Mason Tax-Free Income Fund
Legg Mason Value Trust, Inc.
Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

PFS Distributors, a distributor of the Registrant, is also a distributor for the following funds: Legg Mason Partners Trust II, Legg Mason Partners Investment Series, Legg Mason Partners Appreciation Fund, Inc. Legg Mason Partners California Municipal Fund, Inc., Legg Mason Partners Municipal Funds, Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Income Funds, Legg Mason Partners Investment Funds, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve - Managing Director
Mark R. Fetting - Managing Director
D. Stuart Bowers - Vice President
W. Talbot Daley - Vice President
Thomas J. Hirschmann - Vice President
Joseph M. Furey - General Counsel and Chief Compliance Officer
Ronald Holinsky - Counsel
Robert E. Patterson - Counsel
Theresa M. Silberzahn - Chief Financial Officer
Elisabeth F. Craig - AML Compliance Officer and Director of Continuing Education

All addresses are 100 Light Street, Baltimore, Maryland 21202

      The information required by this Item 27 with respect to each director, officer and partner of PFS Investments is incorporated by reference to Schedule A of Form BD filed by PFS Investments pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

      (c) Not applicable.

Item 28. Location of Accounts and Records


      (1) Legg Mason Partners Investment Trust
          125 Broad Street New York,
          New York 10004

      (2) With respect to the Registrant's Manager:
          Smith Barney Fund Management LLC
          399 Park Avenue
          New York, New York 10022

      (3)   (a)  With respect to the Registrant's Investment Adviser:
                 Legg Mason Partners S&P 500 Index Fund:
                 TIMCO Asset Management, Inc.
                 100 First Stamford Place
                 Stamford, CT 06902-6732

            (b)  With respect to the Registrant's Subadviser:
                 Legg Mason Partners Classic Values Fund
                 Olstein & Associates, L.P.
                 4 Manhattanville Road
                 Suite 102
                 Purchase, NY 10577


      (4)   With respect to the Registrant's Custodian:
            State Street Bank and Trust Company
            225 Franklin Street
            Boston, Massachusetts 02110

      (5)   With respect to the Registrant's Transfer Agents:
            PFPC Inc
            P.O. Box 9699
            Providence, Rhode Island 02940-9699


            (Legg Mason Partners S&P 500 Index Fund)
            Boston Financial Data Services
            P.O. Box 9083
            Boston, MA 02205-9083


      (6)   With respect to the Registrant's Distributors:
            Citigroup Global Markets Inc.
            388 Greenwich Street
            New York, New York 10013

            PFS Investments Inc.
            3120 Breckenridge Blvd.
            Duluth, GA 30099-0062

            Legg Mason Investor Services, LLC
            100 Light Street
            Baltimore, Maryland 21202

Item 29. Management Services

      Not applicable.

Item 30. Undertakings

      Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INVESTMENT TRUST, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 28th day of April, 2006.

                                LEGG MASON PARTNERS INVESTMENT TRUST


                                /s/ R. Jay Gerken
                                ----------------------------------
                                R. Jay Gerken,
                                Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                                   Title                      Date
---------                      -------------------------------    --------------


/s/ R. Jay Gerken              Chairman of the Board, (Chief      April 28, 2006
-------------------------      Executive Officer and President)
R. Jay Gerken


/s/ Kaprel Ozsolak             Treasurer, (Chief Financial        April 28, 2006
-------------------------      Accounting Officer)
Kaprel Ozsolak


/s/ Dwight B. Crane*           Trustee                            April 28, 2006
-------------------------
Dwight B. Crane


/s/ Burt N. Dorsett*           Trustee                            April 28, 2006
-------------------------
Burt N. Dorsett

/s/ Elliot S. Jaffe*           Trustee                            April 28, 2006
-------------------------
Elliot S. Jaffe

/s/ Stephen E. Kaufman*        Trustee                            April 28, 2006
-------------------------
Stephen E. Kaufman

/s/ Cornelius C. Rose, Jr.*    Trustee                            April 28, 2006
-------------------------
Cornelius C. Rose, Jr.


----------
*Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated April 12, 2006.



/s/ R. Jay Gerken
--------------------------
R. Jay Gerken

                                POWER OF ATTORNEY

      Each person whose signature appears below, hereby constitutes and appoints
R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Michael Kocur, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable LEGG MASON PARTNERS INVESTMENT TRUST (f/k/a SMITH BARNEY INVESTMENT TRUST) (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement (Securities Act File No. 33-43446), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

      All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.


      This power of attorney shall be valid for the date hereof until revoked by me.

      WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.


/s/ R. Jay Gerken                    Trustee                   April 12, 2006
R. Jay Gerken


/s/ Dwight B. Crane                  Trustee                   April 12, 2006
Dwight B. Crane


/s/ Burt N. Dorsett                  Trustee                   April 12, 2006
Burt N. Dorsett


/s/ Elliott S. Jaffee                Trustee                   April 12, 2006
Elliot S. Jaffe


/s/ Stephen E. Kaufman               Trustee                   April 12, 2006
Stephen E. Kaufman


/s/ Cornelius C. Rose                Trustee                   April 12, 2006
Cornelius C. Rose, Jr.

                                 EXHIBIT INDEX


Exhibit No.     Exhibit
-----------     -------




(a)(12)         Amendment to First Amended and Restated Master Trust Agreement

(d)(4)          Investment Advisory Agreement - Legg Mason Partners S&P 500
                Index Fund

(h)(1)          License Agreement - Legg Mason Properties, Inc.

(h)(3)          License Agreement - Citigroup Inc.

(j)             Consent of Independent Registered Public Accounting Firm